UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road,       Cincinnati, Ohio 45247
(Address of principal executive offices)      (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247
(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:6/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.
Semi-Annual Report
June 30, 2010

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170
www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2010 Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2010 – Unaudited

August 2010

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2010-Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The stock market enjoyed four straight quarters of strong positive returns through March 2010, but that ended in dramatic fashion as the S&P 500 Index lost 11.4% for the quarter ending June 30. Investors worldwide focused on continuing economic issues and global credit concerns, leading many stock markets around the world to perform even worse than the U.S. market. The MSCI EAFE Index of developed foreign markets lost 13.8% for the quarter. In contrast, as is often the case when stock markets decline so sharply, the bond market provided a positive return with the Barclays Aggregate Index up 3.5%.

The U.S. economy has grown over the three quarters that began in April 2009, and it is currently projected to grow at a 3% rate in the second quarter of 2010. However, slow employment growth hangs over the market as many companies are reluctant to hire in light of economic and political uncertainties. Given the high level of unemployment, growth in consumer spending will be difficult to achieve in the near term, which is a problem since consumer spending accounts for about 70% of the economy. If the tax cuts from 2001 and 2003 expire as scheduled, it would be another obstacle for the consumer to overcome and will affect economic growth. While the administration has made a proposal on tax rates, congress has yet to address the topic as financial reform and health care legislation have been the key focus.

With the financial turmoil in Europe, the dollar and U.S. government bonds benefited from a flight to safety. Treasury interest rates continue to be extremely low, and on maturities a year and longer, they have actually declined this year. Concerns about the economy have generally kept interest rates on corporate bonds from falling as much during the last quarter, as investors perceive their relative risk may be increasing. In this environment, higher quality investments are our focus in both the stock and bond markets.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Timothy E. Johnson, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2010

This year through June 30, 2010, the Johnson Equity Income Fund declined -9.32%. The Fund trailed the Standard & Poor’s 500 (S&P 500) Index’s -6.65%.

Four out of ten sectors in the S&P 500 Index outperformed the overall index in the first half of the year, those being Consumer Discretion, Consumer Staples, Finance, and Industrials. The largest detractors from the Fund’s performance were the Energy, Materials, and Information Technology sectors on both an absolute and relative basis. These three sectors were each down greater than 10% through June 30th. Over 80% of the Fund’s underperformance in the first half of the year was attributed to individual stock selection. Six stocks contributed to approximately 45% of the Fund’s negative absolute return — Statoil ASA, Transocean, Monsanto, Nokia, Microsoft, and Qualcomm. All six of these stocks also happen to fall in one of the three sectors mentioned above. We continue to hold each of these stocks in the Fund as we believe the valuation and above-average dividend yield characteristics of each of these stocks are attractive.

Sectors contributing positive relative performance were Consumer Discretion, Consumer Staples, and Utilities. Approximately three-fourths of the positive relative performance attributed to these three sectors was a result of stock selection. On an absolute basis, only the Consumer Discretion sector had positive performance in the Fund, which was entirely due to the Fund’s stock holdings of McDonald’s, Nike, and Comcast. In terms of individual stock contributions, McDonald’s, Emerson Electric, and Cisco Systems made the largest positive absolute contributions to performance.

The Fund has been positioned incrementally more defensive throughout the first half of the year with the intent to continue to do so. We will do this by placing an even greater emphasis on balance sheet strength, valuation, cash flow generation capabilities, and dividend policies. The Fund is meaningfully underweight in the Finance and Information Technology sectors and will continue to be for the foreseeable future. The largest sector overweights are in the higher, more stable return Consumer Staples and Health Care sectors.

The Johnson Equity Income Fund’s investment strategy is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies that primarily seek to protect and secondarily enhance the purchasing power of capital over the long-term. We believe the Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index over the long-term. We seek to achieve this by investing in solid business franchises that trade at attractive valuations and currently pay, or have the ability to pay, above average dividend yields. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of June 30, 2010
	Equity Income Fund	S&P 500 Index
Six Month	-9.32%	-6.65%
One Year	9.53%	14.43%
Three Years	-6.76%	-9.79%
Since Inception*	0.49%	-2.11%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. Six month returns are not annualized. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2010

For the six months ending June 30, 2010, the Johnson Growth Fund had a return of -11.22%. The Fund trailed the -6.65% return of the Standard and Poor’s 500 (S&P 500) Index.

The difficult market environment in the first half of the year resulted in only four of ten sectors outperforming the market. These were Industrials (-.85%), Consumer Discretionary (-1.59%), Consumer Staples (-2.79%) and Financials (-3.67%). In the Fund, Industrials added positive absolute performance despite being underweight in the sector. Our underweight in the Financial and Consumer Discretionary sectors detracted from the Fund’s performance. Other sectors detrimental to performance were Energy, Materials and Technology. Energy, Materials and Technology were also the worst performing sectors in the S&P 500.

Stock selection accounted for the bulk of the underperformance for the period. The top five detractors from the Fund’s performance during the period were Monsanto, Petrobras, Transocean, Qualcomm and Google. The top five positive contributors to performance during the period were Apple Computer, Varian Medical, Cummins, General Electric and China National Offshore Oil.

The Fund is currently overweight in the Energy, Technology, Materials, Consumer Staples and Health Care sectors. The Fund is underweight the Industrial, Consumer Discretionary and Financial sectors. We would expect the headwinds facing the market (higher taxes, a slowing economy, high unemployment, concerns over policies in Washington) to reward investors who continue to own higher quality stocks.

Average Annual Total Returns As of June 30, 2010
	Growth Fund	S&P 500 Index
Six Month	-11.22%	-6.65%
One Year	7.11%	14.43%
Three Years	-9.39%	-9.79%
Five Years	-1.56%	-0.79%
Ten Years	-3.47%	-1.59%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may belower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – June 30, 2010

For the six months ending June 30, 2010, the Johnson Dynamic Growth Fund had a return of -12.02%. The Fund trailed the -7.65% return of the Russell 1000 Growth (RLG) Index. The first six months of the year saw value stocks provide better returns than the growth stocks contained in the RLG Index.

Within the RLG Index, four sectors outperformed the overall return for the Index for the period, including Industrials (-1.46%), Consumer Discretionary (-1.59%), Consumer Staples (-4.18%) and Health Care (-6.57%). The Fund was close to the overall weight of the Industrial sector, but our return in the sector was +8.26% as a result of strong performance from Cummins and Norfolk Southern. The Fund was underweight the Consumer Discretionary sector, but strong performance from Chipotle Mexican Grill and O’Reilly Automotive resulted in this sector providing +2.62% of return for the period. Likewise, the Fund was underweight int the Consumer Staples sector, but good performance from Procter and Gamble and PepsiCo resulted in a return of +1.00% for the sector.

The underperformance of the Fund during the period was primarily the result of our sector allocation and stock selection within the Energy and Materials sectors. Within Energy, stock selection and a large sector overweight resulted in a sector return of -23.09% versus a return of -15.27% for the RLG energy sector. The two energy stocks that negatively affected performance the most were Petrobras (-26.98%) and Transocean (- 43.34). An overweight in the Materials sector and stock selection resulted in a return of -26.26% versus a return of -14.23% for the RLG materials sector. Monsanto was the biggest detractor of performance in the Materials sector with a return of -42.27% during the period.

The Fund is currently overweight in the Energy, Financial, Health Care and Material sectors. We are underweight the Consumer Discretionary, Consumer Staples, Industrial and Technology sectors. In the choppy, low growth economic environment we are anticipating, we would expect investors to reward companies that have attractive growth profiles similar to those in which the Fund invests.

Average Annual Total Returns As of June 30, 2010
	Dynamic Growth Fund	Russell 1000 Growth Index
Six Month	-12.02%	-7.65%
One Year	6.54%	13.62%
Three Years	-11.25%	-6.91%
Since Inception*	-3.86%	-1.10%

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*	Fund Inception was December 30, 2005.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – June 30, 2010

The Johnson Disciplined Large-Cap Fund had a total return of -3.01% through the first six months of 2010. The Fund outperformed the Standard & Poor’s (S&P 500) Index’s -6.65% return.

During the 2nd quarter, the stock market experienced its first correction in over a year, with stocks falling more than 15% from a late April high. Global investors fretted over the creditworthiness of sovereign debt in European countries like Greece, Portugal, Ireland, Italy, and Spain. The Fund’s more domestic orientation helped it avoid direct exposure to some of the global trouble spots. The Fund’s largest sector weights were in the outperforming Consumer Discretionary and Finance sectors, and stock selection was additive in seven of the ten sectors, contributing to the Fund’s performance that beat the benchmark.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor input over the six month period related to a greater emphasis on investing in smaller-sized companies. Smaller companies tend to be more domestic in nature than very large companies; thus they had less exposure to European economic concerns.

The Fund’s top contributor during the first half was SanDisk Corp., a flash memory storage producer with strong earnings growth and momentum. Top holding, AmeriSourceBergen Corp., has been a position since the Fund’s inception, and continued to perform well, up more than 22% in the first half. Other big contributors included Tyson Foods Inc., Hartford Financial Services Group Inc., and Apple Inc. Many of the Fund’s laggards in the first six months were higher risk Technology stocks, such as Jabil Circuit Inc., Computer Sciences Corp., NVIDIA Corp., and Western Digital Corp.

Weaker economic indicators are suggesting that a greater emphasis should be placed on valuation and the Fund has recently adjusted its quantitative factor inputs accordingly. However, many companies are exhibiting strong fundamental growth that is exceeding expectations, and we believe the market correction offers a buying opportunity for many stocks. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2010
	Disciplined Large-Cap Fund	S&P 500 Index
Six Month	-3.01%	-6.65%
One Year	23.55%	14.43%
Three Years	-11.11%	-9.79%
Since Inception*	-3.88%	-2.11%

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are equity securities of larger sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*	Fund Inception was December 30, 2005.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – June 30, 2010

The Johnson Disciplined Mid-Cap Fund had a total return of -0.62% through the first six months of 2010. The Fund outperformed the Russell Midcap Index’s -2.06% return.

During the 2nd quarter, the stock market experienced its first correction in over a year, with stocks falling more than 15% from a late April high. Global investors fretted over the creditworthiness of sovereign debt in European countries like Greece, Portugal, Ireland, Italy, and Spain. The Fund’s more domestic orientation helped it avoid direct exposure to some of the global trouble spots. The Fund’s largest sector weights were in the outperforming Consumer Discretionary and Finance sectors, and stock selection was especially additive in the Health Care sector.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor input over the six-month period related to a greater emphasis on investing in smaller-sized companies. Partially offsetting this was poor performance in momentum-oriented companies, which tended to underperform sharply in the 2nd quarter market correction.

The Fund’s top contributor for the period was Netflix Inc., a movie rental service, which nearly doubled as it continued to deliver positive earnings surprises. The Health Care sector represented many of the Fund’s best performers, including AmeriSourceBergen Corp., OSI Pharmaceuticals Inc., and Valeant Pharmaceutical International. Many of the Fund’s laggards in the first six months were higher risk Technology stocks, such as Computer Sciences Corp., Jabil Circuit Inc., Western Digital Corp., and NVIDIA Corp.

Weaker economic indicators are suggesting that a greater emphasis should be placed on valuation and the Fund has recently adjusted its quantitative factor inputs accordingly. However, many companies are exhibiting strong fundamental growth that is exceeding expectations, and we believe the market correction offers a buying opportunity for many stocks. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns Average Annual Total Returns As of June 30, 2010
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
Six Month	-0.62%	-2.06%	-1.36%
One Year	27.25%	25.13%	24.92%
Three Year	-9.04%	-8.19%	-5.89%
Five Years	0.52%	1.22%	2.21%
Ten Years	1.10%	4.24%	5.30%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Six month returns are not annualized. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – June 30, 2010

The Johnson Disciplined Small-Cap Fund had a total return of -10.94% in the first half of 2010. The Fund trailed the Russell 2000 Index’s -1.95% return.

During the 2nd quarter, the stock market experienced its first correction in over a year, with stocks falling more than 15% from a late April high. Global investors fretted over the creditworthiness of sovereign debt in European countries like Greece, Portugal, Ireland, Italy, and Spain. The Fund’s cyclical holdings suffered as investors showed preference for more predictable companies. The Fund’s positioning in the Materials sector was challenged by lower commodity prices, and stock selection in the Health Care sector. Security selection was the primary contributor to the Fund’s underperformance versus its benchmark.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor input over the six month period related to a greater emphasis on investing in smaller-sized companies. Partially offsetting this was poor performance in momentum-oriented companies, which tended to underperform sharply in the 2nd quarter market correction.

The top contributor during the period was Pacific Capital Bancorp, a California-based bank that was purchased by the Fund in February amid the market’s concern about capital levels, and then sold in May after the stock doubled as those concerns faded. Entropic Communications Inc. was another Fund holding that doubled due to strong demand for its semiconductor products. Other top performers included Bowne & Company, Cardtronics Inc., and Astronics Corp. Many of the Fund’s laggards in the first six months were companies that had their stocks more than halved by disappointing earnings news, including TeleCommunication Systems Inc., Fuqi International, and General Steel Holdings Inc.

Weaker economic indicators are suggesting that a greater emphasis should be placed on valuation and the Fund has recently adjusted its quantitative factor inputs accordingly. However, many companies are exhibiting strong fundamental growth that is exceeding expectations, and the market correction offers a buying opportunity for many stocks. As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection.

Average Annual Total Returns As of June 30, 2010
	Disciplined Small-Cap Fund	Russell 2000 Index
Six Month	-10.94%	-1.95%
One Year	5.70%	21.48%
Three Years	-19.46%	-8.60%
Since Inception*	-9.32%	-0.86%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are equity securities of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. Six month returns are not annualized. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2010

The Johnson Realty Fund posted a rate of return of 4.81% for the six month period ending June 30, 2010 compared to a return of 5.56% for the National Association of Real Estate Investment Trust index (NAREIT Index). The first half of 2010 was characterized by continued volatility of market returns. In each of the first six months, the market recorded a return of near 5%. The month of March saw the market appreciate 10.2%.

REITs own real, income producing assets. Unfortunately the level of absolute dividend yield of 4.2%, while off the recent low of 3.6% in April, still is not that attractive for pure yield investors. A positive this year is that the majority of REITs are paying dividends in cash and not in additional stock. The combination of underlying holdings of real assets, capital being more readily available and leverage to the economic activity should make REITs relatively attractive during periods of economic improvement. The issue we pointed out in the December commentary remains — fundamentals have stabilized, but they are not yet showing more broad signs of improvement. An additional complicating factor is that overall valuation of the asset class, based on price to earnings ratios, is still high, as are the property premiums to underlying net asset values.

The Johnson Realty Fund experienced a slightly negative contribution to returns from individual stock selection. Property type selection improved as the overweight in Residential benefitted the portfolio as the best performing property type. This was offset somewhat by the Retail property overweight, which was near the bottom in terms of property performance. Individual stock selection improved as seven out of the top ten position sizes in the Realty Fund outperformed the benchmark. The two largest detractors to performance were Prologis (PLD) down over 23% and Mack-Cali Realty (MAC), down more than 11%. Prologis was particularly weak due to its much higher exposure to international markets. Simon Property Group (SPG) remains the largest REIT at over 8% of the NAREIT Index. Its performance has trailed the market by 2.7%. The Fund’s focus on larger capitalization leaders in the respective property types is benefitting the Fund as investors moving back into the space are focused on higher quality.

REITs possess low correlation relative to other asset classes, which provides portfolio diversification benefits. There remains fundamental risk in REITs as the domestic economy continues to struggle with recovery and higher cost of capital impacting REIT’s cash flow as debt is refinanced at higher rates. Additionally, valuation of the underlying securities seems high at this point, based on the current fundamental picture. The Fund’s philosophy is to remain fully invested in REITs. We will continue to focus on high quality companies possessing better balance sheets which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of June 30, 2010
	Realty Fund	NAREIT Index
Six Month	4.81%	5.56%
One Year	51.09%	53.90%
Three Years	-11.31%	-9.00%
Five Years	-1.81%	0.20%
Ten Years	7.43%	9.86%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2010

The Johnson International Fund had a total return of -12.81% through the first half of 2010. The Fund outperformed the MSCI EAFE Index’s -13.23% return.

After a sharp recovery rally in 2009 as the economy bounced back from recession, global investors’ nerves were shaken again in the first half of 2010 due to rising geopolitical concerns. The creditworthiness of sovereign debt was called into question, starting with a dire fiscal situation in Greece, and continuing with other European countries like Portugal, Ireland, Italy, and Spain. Burdensome debt levels and the interconnectedness of global markets added to the risk level. European equity markets fell sharply, down 16% in aggregate.

Although Europe is the Fund’s largest geographic exposure by region — accounting for nearly half of the portfolio’s weight — emerging market stocks make up approximately one-fifth of the portfolio, and these generally fell less than the developed country stocks in the first six months. From a sector standpoint, the Fund had less exposure to financial services stocks, which proved additive amid the global credit worries. Conversely, overweight allocations to Energy and Materials, the two worst performing sectors, were detractive to returns.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. The Fund’s top two stocks by performance contribution were Technology companies: Baidu Inc., a Chinese Internet search company, and Nintendo Co. Ltd., a popular video game manufacturer. Two companies which pulled down performance were the stocks of companies involved in a major oil spill in the Gulf of Mexico: BP and Transocean Inc. Each of these stocks fell by more than 40% as investors assessed the economic impact of the spill, including business disruption, clean-up costs, and legal liability.

Diversification by sector, country, region, and company remains an important objective. As of December 31st, the Fund held 150 stocks and the ten largest holdings accounted for 17% of the total weight. We continue to maintain exposure to the emerging markets, as they seem to offer stronger relative growth opportunities, owing to favorable demographic trends and economic development. Natural resources companies continue to be a favorite investable theme that parallels much of the emerging market growth story. Given the unresolved fiscal woes of some of the European countries and the tenuous capital levels of banks, we remain cautious on global financial services stocks. We continue to maintain a representative weight overall in Europe as we believe there are still many European companies that are global in scope and not necessarily captive to what might be happening in neighboring countries.

Overall, we feel that the Fund’s international focus allows investment exposure to countries where economic growth is likely to exceed that available in the United States.

Average Annual Total Returns As of June 30, 2010
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
Six Month	-12.81%	-13.23%	-11.06%
One Year	7.28%	5.92%	10.43%
Since Inception*	16.45%	18.11%	20.42%

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

*	Fund Inception was December 8, 2008.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2010

The Johnson Fixed Income Fund provided a total return of 5.30% for the first six months of 2010 compared to a 5.33% return for the Barclays Capital Aggregate Index. The Fund’s modestly longer-than benchmark maturity structure was additive to performance during the period, while the Fund’s emphasis on corporate bonds and lack of mortgage bonds detracted from performance.

While the year began with economic indicators largely exceeding expectations, the market shifted to a decidedly more cautious stance beginning in April. As concerns about the European debt crisis spread, Treasury yields fell and yield spreads of corporate bonds widened. Concerns began to emerge about a domestic, economic “soft patch” as well, causing the stock market to sell-off and investors to flock to the safety of bonds backed by the US government or its agencies. Treasuries, Agencies and agency-backed mortgage securities all benefitted from this trend. Relative to the benchmark, the Fund has less of these government-related securities and more corporate bonds as indicated by the Holdings by Industry Sector Chart on this page.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market. First, it maintains a large exposure to investment grade corporate bonds diversified by sector. While many sectors of the bond market look rich historically, investment grade corporate bonds and taxable municipal bonds stand out as investments offering a compelling combination of both quality and yield. While the narrowing in yield spreads has paused as investors grapple with global economic uncertainty, spreads remain elevated by historical standards. There is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize, though this yield spread compression is likely to be choppy.

In addition, we expect to add value from our yield curve exposure and maturity structure. The yield curve is historically steep with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates anticipating eventual economic recovery. We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure. We have reduced our exposure to 5 – 10 year maturity bonds and increased exposure to both 5 year and shorter and 20 year and longer maturities. This structure has historically outperformed a pure intermediate structure during both Fed tightening cycles and economic crises as the yield curve flattens.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

Average Annual Total Returns As of June 30, 2010
	Fixed Income Fund	Barclays Aggregate Index
Six Month	5.30%	5.33%
One Year	9.71%	9.50%
Three Years	7.85%	7.55%
Five Years	5.62%	5.54%
Ten Years	5.95%	6.47%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Aggregate Index. The Barclays Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2010

The Johnson Municipal Income Fund provided a 2.26% return for the first six months of 2010 compared to a 2.45% return for the Barclays Capital 5-Year General Obligation Municipal Index. The Fund’s emphasis on high quality, Ohio municipal bond holdings detracted from performance during the period as lower quality bonds and non-Ohio bonds outperformed. The Fund’s longer-than benchmark maturity was additive to performance.

Looking forward, we do not expect the good relative performance of lower quality municipal bonds to continue. Municipalities across the nation are dealing with the dilemma of balancing budgets in the midst of a poor economic climate and reduced revenues. Though there has been some improvement, the tax collections of most municipalities remain well below levels of 2008. By law, most municipalities are required to balance their budgets annually, so each is going through the pain-staking process of attempting to balance their budgets. These steps often involve unpopular measures such as tax increases or cuts to services such as reduction in police or teachers. While painful, this process rarely results in default for high quality issuers where there is often ample flexibility to improve the deficit position of the municipality. Where pressure is likely to surface is in lower quality issuers that lack the flexibility to withstand these difficult times.

High quality municipals can and should perform quite well compared to other high quality, fixed income alternatives even in the midst of this very challenging environment. Demand for these high quality municipal bonds should escalate as taxes are expected to rise and the desire for tax-exempt income increases. This elevated demand will come at a time of shrinking supply as more and more municipal bond issuance is taxable under the Build America Bond program. In fact, tax-exempt net new issuance has been negative in 2010. Strong demand coupled with diminished supply sets a favorable backdrop for high quality municipal bonds.

The Fund maintains a strict focus on quality municipal issuers as indicated by the Quality Allocation Chart on this page. Over the past three years, we have made a proactive and concerted effort to increase the underlying credit quality of our municipal bond holdings in the Fund. We have avoided states most affected by high debt levels, weak demographics and poor economic trends. We have instituted additional processes to identify municipalities with deteriorating fundamentals. We have avoided sectors of the bond market more prone to default in difficult times such as industrial development revenue bonds and lower quality healthcare issuers. As a further safeguard, we have continued to diversify holdings outside of the state of Ohio. The Fund now has over 25% of its holdings in states other than Ohio. While we expect defaults and volatility to be higher than in the past, we believe our buy discipline, fundamental credit review process and relatively shorter average maturity will provide superior risk-adjusted, after tax return for clients.

Average Annual Total Returns As of June 30, 2010
	Municipal Income Fund	Barclays 5 Year G.O. Index
Six Month	2.26%	2.45%
One Year	5.41%	6.97%
Three Years	5.52%	6.74%
Five Years	4.09%	4.86%
Ten Years	4.41%	5.19%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2010 –  Unaudited

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	20,950	1,357,770
BHP Billiton Ltd., – ADR**	16,000	991,840
Monsanto Company	19,250	889,735
Praxair, Inc.	19,300	1,466,607
Total For Materials: 10.2%		$4,705,952
3M Company	12,345	975,132
Emerson Electric Company	20,190	882,101
ITT Corporation	31,530	1,416,328
Total For Industrials: 7.1%		$3,273,561
AT&T Incorporated	36,000	870,840
Verizon Communications	28,030	785,401
Total For Telecomm Services: 3.6%		$1,656,241
Coca Cola Company	27,650	1,385,818
Kellogg Company	37,100	1,866,130
Nestle SA – ADR**	31,600	1,523,120
Pepsico, Incorporated	24,435	1,489,313
Procter & Gamble Company	32,660	1,958,947
Wal-Mart Stores, Inc.	27,500	1,321,925
Total For Consumer Staples: 20.6%		$9,545,253
Comcast Corporation – Class A Special	60,450	993,194
McDonald’s Corporation	29,700	1,956,339
Nike, Inc. – Class B	13,450	908,547
Total For Consumer Discretionary: 8.3%		$3,858,080
Chevron Corporation	19,335	1,312,073
Schlumberger Ltd.	17,200	951,848
Spectra Energy Corporation	45,700	917,199
Statoil ASA – ADR**	74,200	1,420,930
Transocean Ltd.*	19,130	886,293
Total For Energy: 11.8%		$5,488,343
Allstate Corporation	32,685	939,040
Bank of New York Mellon Corp	49,862	1,231,093
RenaissanceRe Holdings, Ltd.	18,500	1,040,995
Total For Financial Services: 6.9%		$3,211,128
Abbott Laboratories	39,880	1,865,586
Bard (C.R.), Incorporated	18,950	1,469,193
Becton, Dickinson and Company	18,770	1,269,227
Bristol-Myers Squibb Company	39,200	977,648
Gilead Sciences Inc.*	26,250	899,850
Medtronic, Inc.	23,000	834,210
Total For Health Care: 15.8%		$7,315,714
Accenture PLC – Class A	26,600	1,028,090
International Business Machines Corporation	8,000	987,840
Microsoft Corporation	34,485	793,500
Nokia Corporation – ADR**	101,000	823,150
Qualcomm, Inc.	26,900	883,396
Total For Information Technology: 9.8%		$4,515,976
Dominion Resources	23,310	903,029
FPL Group, Inc.	32,620	1,590,551
Total For Utilities: 5.4%		$2,493,580
Total Common Stocks: 99.5%		$46,063,828
(Common Stock Identified Cost $46,863,215)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield***	220,054	220,054
Total Cash Equivalents: 0.5%		$220,054
(Cash Equivalents Identified Cost $220,054)
Total Portfolio Value: 100.0%		$46,283,882
(Total Portfolio Identified Cost $47,083,269)
Liabilities Less Other Assets: (0.0)%		$(3,904)
Total Net Assets: 100.0%		$46,279,978
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
BHP Billiton LTD – ADR**	12,300	762,477
Potash Corporation of Saskatchewan, Inc.	6,690	576,946
Praxair, Inc.	9,950	756,100
Vale – ADR**	30,100	732,935
Total For Materials: 8.0%		$2,828,458
3M Company	10,200	805,698
Emerson Electric Company	16,700	729,623
Norfolk Southern Corporation	16,100	854,105
Total For Industrials: 6.8%		$2,389,426
Kellogg Company	22,400	1,126,720
Pepsico, Incorporated	17,700	1,078,815
Procter & Gamble Company	20,200	1,211,596
Wal-Mart Stores, Inc.	22,680	1,090,228
Total For Consumer Staples: 12.8%		$4,507,359
Gamestop Corporation – Class A*	33,900	636,981
Kohl’s Corporation*	14,900	707,750
McDonald’s Corporation	17,630	1,161,288
Total For Consumer Discretionary: 7.1%		$2,506,019
Chevron Corporation	10,220	693,529
CNOOC Limited – ADR**	7,240	1,232,031
Petroleo Brasileiro S.A. – ADR**	28,300	971,256
Schlumberger Ltd.	18,675	1,033,475
Statoil ASA – ADR**	35,600	681,740
Transocean Ltd.*	10,695	495,499
Total For Energy: 14.5%		$5,107,530
Bank of New York Mellon Corp	40,185	992,168
Franklin Resources, Inc.	8,100	698,139
JP Morgan Chase & Company	29,420	1,077,066
RenaissanceRe Holdings Ltd.	15,000	844,050
Total For Financial Services: 10.3%		$3,611,423
Abbott Laboratories	22,180	1,037,580
Celgene Corp*	20,630	1,048,417
Gilead Sciences Inc*	27,640	947,499
Johnson & Johnson	18,960	1,119,778
Medco Health Solutions, Inc.*	13,200	727,056
Medtronic, Inc.	18,200	660,114
Novartis AG - ADR**	16,050	775,536
Varian Medical Systems, Inc.*	15,330	801,452
Total For Health Care: 20.2%		$7,117,432
Accenture PLC – Class A	21,000	811,650
Apple Computer, Incorporated*	3,480	875,324
Applied Materials, Incorporated	60,200	723,604
Cisco Systems, Inc.*	34,700	739,457
Google Inc. – Class A*	2,370	1,054,532
International Business Machines Corp.	6,400	790,272
Microsoft Corporation	28,000	644,280
Qualcomm, Inc.	20,400	669,936
Research in Motion Ltd.*	12,570	619,198
Total For Information Technology: 19.7%		$6,928,253
Total Common Stocks: 99.4%		$34,995,900
(Common Stock Identified Cost $36,522,436)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield***	497,408	497,408
Total Cash Equivalents: 1.4%		$497,408
(Cash Equivalents Identified Cost $497,408)
Total Portfolio Value: 100.8%		$35,493,308
(Total Portfolio Identified Cost $37,019,844)
Liabilities Less Other Assets: (0.8)%		$(293,888)
Total Net Assets: 100.0%		$35,199,420
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
BHP Billiton Ltd. – ADR**	3,690	228,743
Potash Corporation of Saskatchewan, Inc.	3,650	314,776
Vale – ADR **	7,950	193,583
Total For Materials: 6.8%		$737,102
Cummins, Incorporated	3,400	221,442
Emerson Electric Company	5,250	229,372
Eaton Corporation	3,200	209,408
General Cable*	7,760	206,804
Norfolk Southern Corporation	6,690	354,905
Total For Industrials: 11.3%		$1,221,931
PepsiCo, Incorporated	4,200	255,990
Procter & Gamble Company	7,680	460,646
Total For Consumer Staples: 6.6%		$716,636
Amazon.com Inc.*	960	104,890
Gamestop Corporation – Class A*	14,050	263,999
Kohls Corporation*	4,570	217,075
Total For Consumer Discretionary: 5.4%		$585,964
CNOOC Limited – ADR**	1,620	275,675
Petroleo Brasileiro S.A. – ADR **	9,880	339,082
Schlumberger Ltd.	6,270	346,982
Transocean Ltd.*	6,197	287,107
Total For Energy: 11.5%		$1,248,846
Bank of New York Mellon Corp	13,286	328,031
Goldman Sachs Group, Inc.	1,600	210,032
J.P. Morgan Chase & Company	9,230	337,910
Total For Financial Services: 8.1%		$875,973
Becton, Dickinson and Company	3,330	225,175
Celgene Corp*	6,120	311,018
Gilead Sciences Inc*	12,850	440,498
Medco Health Solutions, Inc.*	6,590	362,977
Varian Medical Systems, Inc.*	4,700	245,716
Vertex Pharmaceuticals Incorporated*	7,025	231,123
Total For Health Care: 16.7%		$1,816,507
Adobe Systems Incorporated*	7,200	190,296
Apple Inc.*	1,975	496,772
Applied Materials, Inc.	36,600	439,932
Cisco Systems, Inc.*	15,160	323,060
Cognizant Technology Solutions Corporation*	7,800	390,468
Google Inc. – Class A*	725	322,589
McAfee, Inc.*	6,220	191,078
Microsoft Corporation	8,480	195,125
Qualcomm, Inc.	6,780	222,655
Research in Motion Ltd*	5,350	263,541
Total For Information Technology: 28.0%		$3,035,516
Total Common Stocks: 94.4%		$10,238,475
(Common Stock Identified Cost $11,036,943)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield***	563,736	563,736
Total Cash Equivalents: 5.2%		$563,736
(Cash Equivalents Identified Cost $563,736)
Total Portfolio Value: 99.6%		$10,802,211
(Total Portfolio Identified Cost $11,600,679)
Other Assets Less Liabilities: 0.4%		$39,243
Total Net Assets: 100.0%		$10,841,454
*	Non-income producing security.
**	American Depository Receipt.
***	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Alcoa Inc.	3,700	37,222
Freeport-McMoran Copper & Gold Inc.	700	41,391
International Paper Company	5,600	126,728
Total For Materials: 3.8%		$205,341
Grainger (W.W), Incorporated	600	59,670
Southwest Airlines	4,700	52,217
L-3 Communications Holdings Inc	1,080	76,507
Northrop Grumman	1,390	75,672
Total for Industrials: 4.9%		$264,066
MetroPCS Communications, Inc.*	8,600	70,434
Total for Telecomm Services: 1.3%		$70,434
CVS Caremark Corporation	1,400	41,048
Sara Lee Corporation	4,200	59,220
Tyson Foods Incorporated – Class A	5,000	81,950
Whole Foods Market, Inc.*	2,100	75,642
Total For Consumer Staples: 4.8%		$257,860
Amazon.com, Inc.*	400	43,704
Big Lots, Inc.*	2,300	73,807
Carnival Corporation	1,600	48,384
Comcast Corporation – Class A	3,500	60,795
DeVry Inc.	1,000	52,490
Ford Motor Company*	5,900	59,472
Family Dollar Stores	1,500	56,535
Gannett Company, Incorporated	3,500	47,110
Goodyear Tire & Rubber Company*	4,500	44,730
Harman International Industries, Incorporated*	1,500	44,835
Johnson Controls, Inc.	1,900	51,053
Limited Brands, Inc.	3,000	66,210
Newell Rubbermaid, Inc.	4,500	65,880
News Corporation Inc. – Class A	4,100	49,036
New York Times Company Class A*	5,700	49,305
Office Depot, Inc.*	7,800	31,512
Ross Stores, Inc.	1,300	69,277
Sears Holdings Corporation*	800	51,720
The TJX Companies, Inc.	1,400	58,730
Whirlpool Corporation	700	61,475
Total For Consumer Discretionary: 20.1%		$1,086,060
Sunoco, Inc.	1,900	66,063
Tesoro Petroleum Corporation	2,800	32,676
Total For Energy: 1.8%		$98,739
Aflac Incorporated	2,500	106,675
American International Group, Inc.*	2,400	82,656
Ameriprise Financial, Inc.	1,900	68,647
Bank of America Corporation	5,200	74,724
Berkshire Hathaway Inc. – Class B*	1,000	79,690
Capital One Financial Corp.	1,400	56,420
CB Richard Ellis Group, Inc.*	4,300	58,523
Discover Financial	6,600	92,268
Fifth Third Bancorp	4,500	55,305
Genworth Financial, Inc. – Class A*	4,800	62,736
Goldman Sachs Group, Inc.	320	42,006
Huntington Bancshares Incorporated	9,000	49,860
J.P. Morgan Chase & Company	2,400	87,864
KeyCorp	8,000	61,520
Moody’s Corporation	2,500	49,800
Prudential Financial, Inc.	1,200	64,392
The Travelers Companies, Inc.	1,200	59,100
Unum Group	2,500	54,250
Wells Fargo & Company	2,600	66,560
Total For Financial Services: 23.6%		$1,272,996
AmerisourceBergen Corporation	4,240	134,620
Cardinal Health, Inc.	1,600	53,776
Express Scripts, Inc.*	1,600	75,232
Gilead Sciences, Inc.*	800	27,424
Humana Incorporated*	1,400	63,938
Intuitive Surgical, Inc.*	170	53,655
Medco Health Solutions, Inc.*	950	52,326
Mylan Inc.*	3,000	51,120
Tenet Healthcare*	9,700	42,098
Total For Health Care: 10.3%		$554,189
Apple, Inc.*	500	125,765
Altera Corporation	2,400	59,544
Advanced Micro Devices, Inc.*	6,800	49,776
Broadcom Corp*	3,500	115,395
Computer Sciences Corporation*	2,100	95,025

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Cognizant Technology Solutions Corp.*	1,300	65,078
Corning Incorporated	3,200	51,680
Harris Corporation	1,100	45,815
Intel Corporation	3,300	64,185
Jabil Circuit, Inc.	9,160	121,828
Lexmark International, Inc.*	1,600	52,848
Micron Technology, Inc.*	6,400	54,336
NVIDIA Corporation*	4,700	47,987
Red Hat, Inc.*	2,000	57,880
SanDisk Corporation*	2,100	88,347
Teradyne, Inc.*	5,600	54,600
Tellabs Incorporated	8,300	53,037
Western Digital Corporation*	1,500	45,240
Xilinx, Incorporated	2,500	63,150
Total For Information Technology: 24.3%		$1,311,516
Constellation Energy Group, Inc.	1,600	51,600
Total For Utilities: 0.9%		$51,600
Total Common Stocks: 95.8%		$5,172,801
(Common Stock Identified Cost $5,021,124)
Real Estate Investment Trusts (REITs)
Public Storage, Inc.	700	61,537
Total REITs: 1.1%		$61,537
(REIT Identified Cost $48,052)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield**	232,713	232,713
Total Cash Equivalents: 4.3%		$232,713
(Cash Equivalents Identified Cost $232,713)
Total Portfolio Value: 101.2%		$5,467,051
(Total Portfolio Identified Cost $5,301,889)
Liabilities Less Other Assets: (1.2)%		$(69,208)
Total Net Assets: 100.0%		$5,397,843
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Ashland, Incorporated	9,000	417,780
Cabot Corporation	15,000	361,650
Cytec Industries, Inc.	6,500	259,935
Huntsman Corporation	45,300	392,751
Lubrizol Corporation	3,700	297,147
RPM International	13,200	235,488
Temple-Inland Incorporated	19,800	409,266
Valspar Corp	9,100	274,092
Total For Materials: 7.1%		$2,648,109
General Cable Corporation*	11,000	293,150
Grainger (W.W.), Incorporated	3,000	298,350
L-3 Communications Holdings Inc.	3,300	233,772
Masco Corporation	20,000	215,200
Owens Corning Incorporated	8,800	263,208
Oshkosh Corporation	7,200	224,352
Spirit Aerosystems Holdings Incorporated*	14,500	276,370
Total For Industrials: 4.8%		$1,804,402
MetroPCS Communications, Inc.*	45,600	373,464
tw telecom inc.*	24,100	401,988
Total For Telecommunications: 2.1%		$775,452
Green Mountain Coffee Roasters, Inc.*	12,000	308,400
Herbalife LTD.	11,300	520,365
Sara Lee Corporation	21,200	298,920
Smithfield Foods, Inc.*	18,500	275,650
Tyson Foods Incorporated	18,200	298,298
Whole Foods Market, Inc.*	9,300	334,986
Total For Consumer Staples: 5.5%		$2,036,619
Autoliv Inc.*	6,300	301,455
Aeropostale, Inc.*	10,200	292,128
Big Lots, Inc.*	11,300	362,617
CarMax, Inc.*	12,500	248,750
Chico’s FAS, Inc.*	19,000	187,720
Clear Channel Outdoor Holdings, Inc.*	26,600	230,888
Career Education Corp*	10,400	239,408
Devry, Inc.	3,500	183,715
Dick’s Sporting Goods, Inc.*	12,200	303,658
Discovery Communications, Incorporated*	16,700	596,357
Federal-Mogul Corporation*	16,000	208,320
Footlocker	20,400	257,448
Guess?	7,700	240,548
Gentex Corporation	15,500	278,690
Goodyear Tire & Rubber Company*	22,900	227,626
Hanesbrands, Inc.*	11,000	264,660
Kar Auction Services Inc.*	22,000	272,140
ITT Educational Services, Inc.*	2,500	207,550
KB Home	17,100	188,100
Limited, Incorporated	18,900	417,123
Netflix, Inc.*	5,800	630,170
New York Times Company Class A*	31,300	270,745
Office Depot Inc.	38,900	157,156
Royal Caribbean Cruises LTD*	9,800	223,146
Regal Entertainment Group	17,700	230,808
Ross Stores, Inc.	6,000	319,740
Thor Industries, Inc.	9,000	213,750
TRW Automotive Holdings Corp.*	10,400	286,728
Wendy’s Arby’s Group, Inc.	53,900	215,600
Whirlpool Corporation	3,800	333,716
Washington Post Company	600	246,288
Williams-Sonoma, Inc.	19,800	491,436
Total For Consumer Discretionary: 24.5%		$9,128,184
Alpha Natural Resources Incorporated*	7,000	237,090
Atwood Oceanics, Inc.*	10,400	265,408
Holly Corporation*	11,600	308,328
Total For Energy: 2.2%		$810,826
Aspen Insurance Holdings Limited	10,600	262,244
American International Group, Inc.*	12,300	423,612
Ameriprise Financial, Inc.	7,000	252,910
Allied World Assurance Holdings, Limited	6,000	272,280
Chimera Investment Corporation	69,800	251,978
Corelogic Incorporated	13,800	243,708
CNA Financial Corporation*	11,300	288,828
Discover Financial	27,900	390,042
Endurance Specialty Holdings, Limited	7,800	292,734
Fifth Third Bancorp	21,800	267,922
Huntington Bancshares Incorporated	46,100	255,394

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Keycorp	40,600	312,214
Lender Processing Services, Inc.	7,200	225,432
Old Republic International Corporation	21,900	265,647
OneBeacon Insurance Group, Ltd.	20,500	293,560
Protective Life Corporation	13,800	295,182
Reinsurance Group of America	6,300	287,973
SEI Investments Company	14,000	285,040
Unitrin, Inc.	14,600	373,760
Validus Holdings, Ltd.	11,100	271,062
Waddell & Reed Financial, Inc.	9,500	207,860
Zions Bancorporation	12,000	258,840
Total For Financial Services: 16.8%		$6,278,222
AmerisourceBergen Corporation	36,100	1,146,175
Community Health Systems Inc.*	9,300	314,433
Coventry Heatlh Care, Inc.*	14,500	256,360
Health Management Associates, Inc. – Class A*	107,000	831,390
Intuitive Surgical, Inc.*	800	252,496
ResMed Inc.*	5,000	304,050
Tenet Healthcare*	80,000	347,200
The Cooper Companies, Inc.	8,300	330,257
Valeant Pharmaceuticals International*	8,700	454,923
Warner Chilcott PLC*	11,700	267,345
Total For Health Care: 12.1%		$4,504,629
Advanced Micro Devices, Inc.*	34,800	254,736
AVX Corporation	21,000	269,220
Brocade Communication Systems, Inc.*	50,300	259,548
Computer Sciences Corporation*	5,800	262,450
Dolby Laboratories Inc. – Class A*	5,800	363,602
Echostar Corporation*	14,500	276,660
Silicon Laboratories*	6,400	259,584
Factset Research Systems, Inc.	5,000	334,950
Fairchild Semiconductor International*	32,400	272,484
Harris Corporation	5,900	245,735
Intersil Corporation	20,600	249,466
Itron*	4,300	265,826
Jabil Circuit, Inc.	28,400	377,720
Lam Research Corporation*	7,600	289,256
Lexmark International, Inc.*	7,600	251,028
Micros System*	8,600	274,082
Marvell Technology Group, Limited	14,700	231,672
Micron Technology Incorporated*	30,200	256,398
Nvidia Corp*	20,100	205,221
Rambus*	15,400	269,808
SanDisk Corporation*	10,200	429,114
Seagate Technology*	14,800	192,992
Tech Data Corporation*	7,500	267,150
Teradyne*	28,400	276,900
Tellabs Incorporated	40,000	255,600
Vishay Intertechnology*	39,300	304,182
Western Digital Corp.*	7,800	235,248
Xilinx, Incorporated	12,500	315,750
Total For Information Technology: 20.8%		$7,746,382
Constellation Energy Group, Inc.	8,300	267,675
Total For Utilities: 0.7%		$267,675
Total Common Stocks: 96.6%		$36,000,500
(Common Stock Identified Cost $33,340,286)
Real Estate Investment Trusts (REITs)
CB Richard Ellis Group, Inc.*	21,100	287,171
Duke Realty Corporation	24,000	272,400
HRPT Properties Trust	61,600	382,536
Realty Income Corporation	10,400	315,432
Total REITs: 3.4%		$1,257,539
(REIT Identified Cost $1,087,923)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield **	21,686	21,686
Total Cash Equivalents: 0.1%		$21,686
(Cash Equivalents Identified Cost $21,686)
Total Portfolio Value: 100.1%		$37,279,725
(Total Portfolio Identified Cost $34,449,895)
Liabilities Less Other Assets: (0.1)%		$(46,717)
Total Net Assets: 100.0%		$37,233,008
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Buckeye Technologies*	3,700	36,815
Boise Inc.*	24,300	133,407
China Green Agriculture, Inc.*	3,000	26,940
Clearwater Paper Corp.*	900	49,284
Ferro Corporation*	5,000	36,850
Fushi Copperweld, Inc.*	4,600	37,628
General Steel Holdings, Inc.*	13,200	31,020
Glatfelter	4,200	45,570
Graphic Packaging Hldg Co.*	13,300	41,895
Innospec Inc.	4,000	37,520
Quaker Chemical Corporation	1,800	48,762
Louisiana Pacific Corporation*	5,700	38,133
OMNOVA Solutions, Inc.*	9,200	71,852
Polyone Corporation*	4,800	40,416
Domtar Corporation	700	34,405
Total For Materials: 12.1%		$710,497
Alamo Group	1,900	41,230
Apac Customer Services Inc.*	8,400	47,880
Diamond Mgt. & Technology Consultants Inc.	6,500	67,015
Force Protection, Inc.*	7,900	32,390
GenCorp Inc.*	5,400	23,652
US Airways Group, Inc.*	7,300	62,853
Nacco Industries Incorporated Class A	500	44,380
Pacer Int’l*	7,100	49,629
Powell Industries, Inc.*	1,200	32,808
Power-One Inc*	5,900	39,825
Willis Lease Finance Corporation*	3,300	30,426
Total For Industrials: 8.1%		$472,088
Medifast, Inc.*	3,600	93,276
Sanderson Farms, Inc.	900	45,666
Zhongpin, Inc.*	5,400	63,504
Total For Consumer Staples: 3.4%		$202,446
American Greetings Corporation	2,100	39,396
Town Sports International Holdings, Inc.*	14,000	32,200
Cinemark Holdings Incorporated	2,700	35,505
Core Mark Holding Company, Inc.*	2,300	63,020
DSW Inc.*	1,900	42,674
Fuel Systems Solutions, Inc.*	1,600	41,520
Corinthian Colleges, Inc.*	2,600	25,610
Fuqi International, Inc.*	2,200	14,960
Gaiam, Inc.	6,700	40,669
G-III Apparel Group, Ltd.*	1,600	36,624
Hooker Furniture CRP	3,300	35,178
Kirkland’s Inc.*	2,800	47,250
Leapfrog Enterprises*	9,500	38,190
La-Z-Boy, Inc.*	4,800	35,664
Mediacom Communic*	7,800	52,416
Lincoln Educational Services Corporation*	1,500	30,885
LodgeNet Interactive Corporation*	8,400	31,164
Lululemon Athletica Inc*	1,300	48,386
Monro Muffler Brake, Inc.*	1,500	59,295
Office Max Incorporated*	2,800	36,568
Overstock.com, Inc.*	2,800	50,596
Oxford Industries	2,300	48,139
Standard Pacific Corporation*	11,600	38,628
Timberland Company*	2,300	37,145
Tennaco Automotive, Inc.*	2,100	44,226
Stein Mart, Inc.*	4,200	26,166
The Pep Boys, Inc.	5,200	46,072
Tuesday Morning Corporation*	9,800	39,102
U.S. Auto Parts Network, Inc.*	9,000	54,000
Universal Technical Institute, Inc.*	2,000	47,280
Winnebago Industries, Inc.*	3,800	37,772
World Wrestling Entertainment, Inc.	2,800	43,568
Quiksilver*	9,900	36,630
Sealy Corporation*	14,300	38,181
Total For Consumer Discretionary: 23.5%		$1,374,679
Englobal Corporation*	10,600	21,836
FX Energy*	13,100	47,422
Green Plains Renewable Energy Inc.*	4,000	40,880
International Coal Group, Inc.*	15,500	59,675
PHI Inc.*	2,400	33,816
TGC Industries, Inc.*	11,445	34,678
Total For Energy: 4.1%		$238,307
American Equity Investment Life Holding*	6,200	63,984
American Physicians Services Group, Inc.	2,200	53,790
Banner	8,900	17,622
BGC Partners, Inc.	10,700	54,677
Boston Private Financial Holdings, Inc.	6,900	44,367

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Baldwin & Lyons ‘B’	2,100	44,121
Cardtronics, Inc.*	4,500	58,320
Calamos Asset Management, Inc.	3,400	31,552
CNO Financial Group, Incorporated*	8,300	41,085
Cash America International, Inc.*	1,200	41,124
Doral Financial Corp*	18,500	45,140
Evercore Partners, Inc.	1,600	37,360
EZCORP, Inc.*	2,400	44,520
FBR Capital Markets Corp.*	11,100	36,963
Encore Cap Group*	3,500	72,135
FBL Financial Group	2,600	54,600
First Financial Holdings, Inc.	3,800	43,510
First Mercury Financial	2,400	25,392
GFI Group Inc.	9,700	54,126
Hallmark Financial Services, Inc.*	5,200	51,740
Montpelier Re Holdings Limited	2,700	40,311
MVC Capital, Inc.	3,800	49,096
NARA Bancorp, Inc.*	5,300	44,679
National Financial Partners Corp.*	4,100	40,057
Presidential Life	4,600	41,860
Wilshire Bancorp, Inc.	5,000	43,750
Total For Financial Services: 20.1%		$1,175,881
Align Technology*	3,200	47,584
Continucare Corporation*	16,200	54,270
Impax Laboratories*	2,700	51,462
LHC Group, Inc.*	1,200	33,300
Micrus Endovascular Corporation*	2,400	49,896
Par Pharmaceutical Companies, Inc.*	2,300	59,708
Quidel Corporation*	3,400	43,146
Radnet, Inc.*	16,300	38,631
SciClone Pharmaceuticals, Inc.*	18,500	49,210
Sirona Dental Systems, Inc.*	1,300	45,292
Sunrise Senior Living, Inc.	10,600	29,468
The Providence Service Corporation*	3,400	47,600
Total For Health Care: 9.4%		$549,567
Atheros Communications, Inc.*	1,300	35,802
Entegris*	9,300	36,921
Entropic Communications, Inc.*	13,100	83,054
Extreme Networks, Inc.*	16,300	44,010
InfoSpace, Inc.*	4,400	33,088
Kulicke & Soffa Industries, Inc.*	6,400	44,928
KVH Industries*	3,600	44,712
Insight Enterprises, Inc.*	4,300	56,588
NCI, Inc.*	1,600	36,128
Novatel Wireless, Inc.*	8,600	49,364
Oplink Communications, Inc.*	3,000	42,990
Photronics, Inc.*	11,600	52,432
Quantum Corporation*	37,000	69,560
RF Micro Devices, Inc.*	11,200	43,792
Sigma Designs, Inc.*	4,100	41,041
SRS Labs, Inc.*	4,900	44,835
THQ*	7,200	31,104
Telecommunications Systems, Inc. – Class A*	8,800	36,432
Veeco Instruments Inc.*	1,100	37,708
Volterra Semiconductor*	2,100	48,426
Total For Information Technology: 15.6%		$912,915
Total Common Stocks: 96.3%		$5,636,380
(Common Stock Identified Cost $6,015,486)
Real Estate Investment Trusts (REITs)
Agree Realty Corporation	2,300	53,636
Cogdell Spencer Inc.	7,100	47,996
Equity One Inc.	2,600	40,560
Monmouth Real Estate Investment Corporation	6,300	46,557
Total REITs: 3.2%		$188,749
(REITs Identified Cost $219,704)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield**	26,656	26,656
Total Cash Equivalents: 0.5%		$26,656
(Cash Equivalents Identified Cost $26,656)
Total Portfolio Value: 100.0%		$5,851,785
(Total Portfolio Identified Cost $6,261,846)
Liabilities Less Other Assets: (0.0)%		$(2,690)
Total Net Assets: 100.0%		$5,849,095
*	Non-income producing security
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Apartment Investment and Management, Co. – Class A	3,088	59,814
Avalon Bay Communities, Inc.	3,149	294,022
BRE Properties, Inc.	3,500	129,255
Equity Residential Properties Trust	7,500	312,300
Essex Property Trust, Inc.	1,870	182,400
United Dominion Realty Trust, Inc.	10,807	206,738
Total Apartments: 17.1%		$1,184,529
Vornado Realty Trust	5,561	405,675
Total Diversified: 5.9%		$405,675
Health Care Property Investors	11,800	380,550
Health Care REIT	6,200	261,144
Total Health Care: 9.3%		$641,694
Health Care Realty Trust, Inc.	2,800	61,516
Hospitality Property Trust	4,000	84,400
Host Hotels and Resorts	26,954	363,340
Senior Housing Properties Trust	9,500	191,045
Total Lodging and Hotels: 10.1%		$700,301
Plum Creek Timber Co., Inc.	6,000	207,180
Total Materials: 3.0%		$207,180
Alexandria Real Estate	3,000	190,110
AMB Property Corporation	5,700	135,147
Biomed Realty Trust	4,500	72,405
Boston Properties, Inc.	4,500	321,030
Corporate Office Properties Trust	2,000	75,520
Digital Realty Trust, Inc.	2,000	115,360
Kilroy Realty Corporation	3,545	105,393
Liberty Property Trust	4,861	140,240
Mack-Cali Realty Corporation	2,500	74,325
Prologis Trust	8,375	84,839
Total Office and Industrial: 18.9%		$1,314,369
CBL & Associates Properties	3,194	39,733
Developers Diversified Realty Corp	5,880	58,212
Equity One	7,000	109,200
Federal Realty Investment Trust	2,000	140,540
Kimco Realty Corporation	11,767	158,148
Macerich Company	3,592	134,053
National Retail Properties Inc.	9,000	192,960
Regency Centers Corporation	5,575	191,780
Simon Property Group, Inc.	6,829	551,442
SL Green Realty Corp	1,467	80,744
Tanger Factory Outlet Centers, Inc.	1,500	62,070
Taubman Centers, Inc.	2,200	82,786
Weingarten Realty Investors	5,413	103,118
Total Retail: 27.4%		$1,904,786
Public Storage, Inc.	5,000	439,550
Total Storage: 6.3%		$439,550
Total REITs: 98.0%		$6,798,084
(Common Stock Identified Cost $4,755,028)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield*	126,886	126,886
Total Cash Equivalents: 1.8%		$126,886
(Cash Equivalents Identified Cost $126,886)
Total Portfolio Value: 99.8%		$6,924,970
(Total Portfolio Identified Cost $4,881,914)
Other Assets Less Liabilities: 0.2%		$15,177
Total Net Assets: 100.0%		$6,940,147
*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	590	28,875
Air Liquide AS – ADR	1,850	37,481
Anglo American PLC – ADR*	1,430	24,639
Anglo Platinum Limited – ADR*	340	32,113
Arcelormittal – NY Registered Shares	970	25,957
Asahi Glass Company Limited – ADR	3,100	29,698
Asahi Kasei Corporation – ADR	600	31,788
BASF SE – ADR	450	24,507
BHP Billiton Ltd – ADR	1,340	83,067
BHP Billiton PLC – ADR	680	34,979
Cemex S.A. De C.V. – ADR*	3,007	29,078
Lihir Gold Limited – ADR*	1,390	50,026
Nippon Steel Corporation – ADR*	930	31,295
Potash Corporation of Saskatchewan Inc.	1,310	112,974
Rio Tinto PLC – ADR	800	34,880
Sociedad Quimica – ADR	940	30,653
Sumitomo Metal Industries LTD – ADR*	1,300	29,380
Syngenta AG – ADR	560	25,676
Vale S.A. – ADR	1,810	44,073
Total For Materials: 11.6%		$741,139
Abb Ltd. – ADR*	1,640	28,339
BAE Systems PLC – ADR	1,660	30,976
Canadian National Railway Company – ADR	840	48,199
Chicago Bridge & Iron Co. NV – ADR*	1,400	26,334
CNH Global N.V. – ADR*	1,310	29,672
Itochu Corporation – ADR	350	27,475
Komatsu Limited – ADR	2,660	48,173
Koninklijke Philips El-Ny Shares (New) – ADR	996	29,721
Mitsubishi Corporation – ADR	1,280	53,120
Mitsui & Co., Ltd – ADR	310	74,710
Secom Corporation Limited – ADR	270	24,133
Siemens Ag – ADR	590	52,823
Tata Motors Limited – ADR	2,700	46,413
Vestas Wind Systems A/S – ADR**	1,100	15,191
Volvo AB – ADR	4,430	48,686
Wolseley PLC – ADR*	18,200	34,580
Total For Industrials: 9.7%		$618,545
America Movil – Series L – ADR	830	39,425
BT Group PLC – ADR	1,600	30,736
China Mobile (Hong Kong) Limited – ADR	1,540	76,091
Chunghwa Telecom Company Limited – ADR	1,800	35,442
Deutsche Telekom AG – ADR	3,050	35,594
France Telecom SA – ADR	1,596	27,627
Millicom International Cellular SA – ADR	340	27,564
MTN Group Limited – ADR	2,390	31,883
Nippon Telegraph And Telephone Corporation – ADR	1,930	39,256
Rogers Communications, Inc. Class B	730	23,915
Tele Norte Leste Participacoes S.A. – ADR	1,310	19,598
Telefonica SA – ADR	350	19,435
Telefonos De Mexico-Class L – ADR	2,350	33,158
Vivo Participacoes S.A. – ADR	1,220	31,622
Vodafone Group PLC – ADR	1,290	26,664
Total For Telecomm Services: 7.8%		$498,010
Carrefour SA – ADR	3,880	30,652
CIA Brasileira – ADR	350	24,332
Coca-Cola Amatil Limited – ADR	1,260	25,276
Danone – ADR	6,073	64,556
J Sainsbury PLC – ADR	1,500	28,500
Koninklijke Ahold NV – ADR	2,800	34,580
L’Oreal – ADR	1,050	20,454
Nestle S A – ADR	2,200	106,040
Tesco PLC – ADR	3,440	58,239
Unilever N.V. (Netherlands) – ADR – NY Registered Shares	760	20,763
Unilever PLC – ADR	1,530	40,897
Wal-Mart De Mexico SA – ADR	2,340	51,597
Total For Consumer Staples: 8.0%		$505,886

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Adidas AG – ADR	2,020	48,783
Carnival PLC – ADR	1,360	44,078
DaimlerChrysler AG*	750	37,912
Hennes & Mauritz – ADR	7,400	40,774
Honda Motor Company, Ltd. – ADR	1,160	33,350
Marks and Spencer Group PLC – ADR	3,450	33,948
Sony Corporation – ADR	2,030	54,160
Toppan Printing – ADR	800	31,600
Toyota Motor Corporation – ADR	1,430	98,055
Vivendi – ADR	1,211	24,729
Volkswagen AG – ADR	1,620	27,783
Total For Consumer Discretionary: 7.5%		$475,172
BG Group PLC – ADR	390	29,133
BP PLC – ADR	1,390	40,143
CNOOC Limited – ADR	710	120,821
Core Laboratories N.V.	440	64,948
Eni S.P.A. – ADR	620	22,661
Gazprom Oao – ADR	1,530	28,779
Petrochina Co Ltd – ADR	580	63,643
Petroleo Brasileiro S.A. – ADR	2,800	96,096
Royal Dutch Shell PLC – Class B – ADR	1,060	51,177
Statoil ASA – ADR	6,400	122,560
Tenaris SA – ADR	1,100	38,071
Total SA – ADR	1,350	60,264
Transocean Ltd.*	1,450	67,179
Woodside Petroleum – ADR	560	19,684
Total For Energy: 13.0%		$825,159
Allianz AG ADR*	3,100	30,504
Australia and New Zealand Banking Group Limited – ADR	3,440	62,780
Banco Bilbao Vizcaya Argentaria S.A. – ADR	2,890	29,738
Banco Bradesco – ADR	2,529	40,110
Banco de Chile – ADR	720	42,984
Banco Santander Central Hispano, SA – ADR	4,330	45,465
Bank of Montreal	870	47,224
Bank of Nova Scotia	1,070	49,241
Barclays PLC – ADR	2,250	35,752
BNP Paribas – ADR	950	26,115
Cheung Kong (Holdings) Limited – ADR	2,830	32,149
China Life Insurance Co., Limited – ADR	700	45,640
Credit Suisse Group – ADR	980	36,681
HDFC Bank Limited – ADR	320	45,750
HSBC Holdings PLC – ADR	2,130	97,107
Icici Bank Limited – ADR	1,040	37,586
Intesa Sanpaolo – ADR	2,090	33,649
Itau Unibanco Holding SA – ADR	3,102	55,867
Jardine Matheson Holdings Limited – ADR	840	29,543
KB Financial Group, Inc. – ADR*	1,296	49,105
Manulife Financial Corporation	2,520	36,742
Mitsubishi Estate Company Ltd – ADR	220	30,415
Mitsubishi UFJ Financial Group Inc. – ADR	6,200	28,272
National Australia Bank Limited – ADR	2,130	41,641
Orix Corporation – ADR	1,040	37,471
Prudential LPC – ADR	2,100	31,374
Royal Bank of Canada	920	43,967
Societe Generale S.A. – ADR	3,700	30,451
Sumitomo Corporation – ADR	4,130	40,804
Sumitomo Mitsui Financial Group – ADR	8,940	25,032
Sun Hung Kai Properties Limited Sp – ADR	1,850	25,326
Tokio Marine Holdings, Incorporated – ADR	1,140	29,811
Toronto Dominion Bank	520	33,754
United Overseas Bank Ltd – ADR	1,340	37,587
Zurich Financial Services AG – ADR	1,140	25,023
Total For Financial Services: 21.5%		$1,370,660
Bayer AG – ADR	960	53,232
Covidien PLC	1,200	48,216
Glaxosmithkline PLC – ADR	1,700	57,817
Novartis AG – ADR	2,680	129,498

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Common Stocks	Shares	Fair Value
Novo Nordisk A/S – ADR	450	36,459
Roche Holdings Limited – ADR	890	30,393
Takeda Pharmaceutical Co. Ltd. – ADR*	1,820	38,730
Teva Pharmaceuticals – ADR*	610	31,714
Total For Health Care: 6.7%		$426,059
Accenture PLC – Class A	1,920	74,208
ASML Holdings NV	910	24,998
Baidu, Inc.*	600	40,848
Infosys Technologies – ADR	530	31,752
Nintendo Co., Ltd. – ADR	1,650	61,380
Nokia Corporation – ADR	5,080	41,402
Research In Motion Ltd.*	1,300	64,038
SINA Corporation*	910	32,087
Taiwan Semiconductor Manufacturing Company, Limited – ADR	3,060	29,866
Telefonaktiebolaget LM Ericsson*	3,100	34,162
Trend Micro Incorporated – ADR*	660	17,853
United Microelectronics – ADR*	7,430	21,621
Total For Information Technology: 7.4%		$474,215
E. On AG – ADR	880	23,584
Enel Spa – ADR	7,000	29,750
Enersis SA – ADR	2,330	46,390
Iberdrola SA – ADR	1,550	34,751
International Power PLC – ADR	830	37,516
RWE AG – ADR	380	24,871
Scottish & Southern Energy PLC – ADR	1,650	27,258
Veolia Environnement – ADR	1,079	25,216
Total For Utilities: 3.9%		$249,336
Total Common Stocks: 97.1%		$6,184,181
(Common Stock Identified Cost $6,090,440)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield **	218,217	218,217
Total Cash Equivalents: 3.4%		$218,217
(Cash Equivalents Identified Cost $218,217)
Total Portfolio Value: 100.5%		$6,402,398
(Total Portfolio Identified Cost $6,308,657)
Liabilities Less Other Assets: (0.5)%		$(30,814)
Total Net Assets: 100.0%		$6,371,584
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,902,134
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,523,153
American Express, 4.875% Due 07/15/2013	1,400,000	1,495,826
Bank of America Corporation Senior Notes, 7.375% Due 05/15/2014	490,000	549,173
Bank of America Corporation Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,518,426
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,396,756
Bank of New York Mellon NA Subordinated Notes, 5.450% Due 04/01/2016	1,610,000	1,770,987
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/2019	1,000,000	1,116,403
BB&T Corporation Subordinated Notes, 4.75% Due 10/01/2012	1,000,000	1,057,977
BB&T Corporation Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,061,897
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,645,357
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,501,704
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,554,201
Equity Residential Properties Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,570,380
Fifth Third Bank Subordinated Notes, 5.450% Due 01/15/2017	1,230,000	1,260,786
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,208,470
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,051,222
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	532,438
Key Bank NA Subordinated Notes, 5.800% Due 07/01/2014	1,560,000	1,666,944
Mellon Funding Corp Subordinated Notes, 5.500% Due 11/15/2018	1,501,000	1,610,989
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	1,014,999
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,589,379
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	501,282
Northern Trust Company Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,124,142
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	410,000	436,188
PNC Funding Corporation, 5.2500% Due 11/15/2015	2,567,000	2,735,950
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,478,519
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	487,609
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,244,766
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	847,965
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,490,142
Wells Fargo Financial Notes, 6.125% Due 04/18/2012	1,800,000	1,903,203
Bank and Finance: 24.8%		$44,849,367
American Home Products Step Up Coupon, 6.950% Due 03/15/2011	2,000,000	2,083,590
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,932,098
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,682,510
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,595,455
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	645,972
General Mills Inc. Senior Unsecured Notes, 6.000% Due 02/15/2012	1,480,000	1,594,629
Hershey Foods, 6.950% Due 08/15/2012	1,055,000	1,182,129
IBM Corporation Notes, 7.625% Due 10/15/2018	2,260,000	2,910,482
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,662,884
Kroger Company Senior Unsecured Notes, 6.800% Due 04/01/2011	1,200,000	1,244,652
Kroger Company Senior Unsecured Notes, 7.500% Due 01/15/2014	760,000	888,185

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,321,333
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	500,000	647,517
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	1,875,000	2,038,172
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,075,562
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	1,000,000	1,103,037
Procter & Gamble Company Notes, 4.700% Due 02/15/2019	745,000	817,821
Procter & Gamble Company Senior Unsecured Notes, 8.000% Due 10/26/29	2,165,000	2,999,861
Procter & Gamble Company, 5.500% Due 02/01/2034	1,000,000	1,099,614
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,029,539
Transocean Ltd. Senior Unsecured Notes, 5.250% Due 03/15/2013	1,350,000	1,269,931
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	390,329
United Technologies Corporation Senior Unsecured Notes, 6.125% Due 02/01/2019	2,150,000	2,568,353
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	735,198
Wal-Mart Stores Senior Unsecured Notes 7.550% Due 02/15/30	4,000,000	5,307,400
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/2012	1,515,000	1,655,649
Industrials: 24.0%		$43,481,902
Fannie Mae 15 YR MBS, 5.000% Due 12/01/2019	1,075,539	1,156,961
Fannie Mae 30 YR MBS, 6.000% Due 08/01/2034	1,328,325	1,463,316
Fannie Mae MBS, Series 253300, 7.500% Due 05/01/2020	5,816	6,501
FHLMC Pool 780439, 2.734% Due 04/01/2033	307,508	320,347
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	2,500,000	2,712,527
Freddie Mac 15 Year Gold, 7.000% Due 03/01/2011	1,650,000	1,796,451
Freddie Mac CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	462	468
Freddie Mac CMO Series 2617 Class DN, 4.500% Due 10/15/2030	900,000	931,942
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	1,101,789
Freddie Mac CMO Series 3287 Class GC, 5.500% Due 08/15/2034	1,150,000	1,209,353
Freddie Mac CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/36	5,246,532	5,592,126
Freddie Mac MBS, 8.000% Due 06/01/2030	8,414	9,708
Ginnie Mae Pool 2658, 6.500% Due 10/20/2028	78,949	89,655
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	13,913	15,805
Government National Mortgage Assoc. II JM 30 YR MBS, 5.5000% Due 07/20/2038	877,575	941,283
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	10,035	11,381
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	5,465	6,213
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	120,347	130,390
Government Agency Obligations – Mortgage Backed Securities: 9.7%		$17,496,216
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/2013	2,825,000	3,260,265
Duke Energy Carolinas First Mortgage 5.750% Due 11/15/2013	527,000	597,055
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	2,475,000	2,785,632
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	857,383
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	298,537
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,124,459
GTE Corporation Debentures 6.940% Due 04/15/28	35,000	38,505
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,326,792

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Fixed Income Securities – Bonds	Face	Fair Value
Midamerican Energy Holdings Senior Unsecured Notes, 3.150% Due 07/15/2012	2,500,000	2,563,240
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,395,715
National Rural Utilities Collateral Trust, 4.375% Due 10/01/2010	1,500,000	1,512,670
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	414,896
Southern Company Senior Unsecured Notes, 5.300% Due 01/15/2012	500,000	528,764
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/2013	3,000,000	3,206,871
Virginia Electric & Power Company Senior Unsecured Notes 4.500% Due 12/15/2010	625,000	634,922
Utilities: 11.4%		$20,545,706
Federal Farm Credit Bank, 4.150% Due 03/25/2015	778,000	855,658
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,206,446
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,057,718
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,248,140
Tennessee Valley Authority, 7.125% Due 05/01/2030	6,780,000	9,118,829
United States Government Agency Obligations: 9.1%.		$16,486,791
United States Treasury Note, 4.250% Due 08/15/2013	600,000	659,391
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,080,235
United States Treasury Note, 3.500% Due 02/15/2039	10,000,000	9,289,060
United States Treasury Note, 4.500% Due 11/30/2011	3,000,000	3,172,032
United States Treasury Note, 4.750% Due 05/15/2014	3,200,000	3,610,499
United States Treasury Note, 5.750% Due 08/15/2010	1,180,000	1,188,251
United States Government Obligations: 10.5%		$18,999,468
Cuyahoga County OH General Obligation Ltd. Build America Bonds, 6.034% Due 12/01/2034	3,000,000	3,270,300
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 4.325% Due 06/01/2017	1,375,000	1,379,689
Florida Atlantic University Capital Improvement Revenue – Federally Taxable Build America Bonds 6.249% Due 07/01/20	1,000,000	1,071,040
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100) 7.439% Due 07/01/30	2,125,000	2,320,011
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100) 7.589% Due 07/01/37	2,500,000	2,745,325
University of Washington Revenue Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,068,760
Taxable Municipal: 7.7%		13,855,125
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/2015	3,410,000	3,439,132
Sovereign: 1.9%		3,439,132
Total Fixed Income: 99.1%		$179,153,707
(Fixed Income Identified Cost $168,752,828)
Cash Equivalents
Federated Ohio Municipal Cash Trust
Money Market Fund, 0.08% yield*	918,211	918,211
Total Cash Equivalents: 0.5%		$918,211
(Cash Equivalents Identified Cost $918,211)
Total Portfolio Value: 99.6%		$180,071,918
(Total Portfolio Identified Cost $169,671,039)
Other Assets Less Liabilities: 0.4%		$697,924
Total Net Assets: 100.0%		$180,769,842
*	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

FHLMC: Federal Home Loan Mortgage Corporation
CMO: Collateralized Mortgage Obligation
MBS: Mortgage Backed Security
GNMA: Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio Refunding, 5.000% Due 12/1/2012	200,000	217,546
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	84,703
Cincinnati, Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	158,850
Dayton, OH, General Obligation (AMBAC Insured), 4.450% Due 12/01/2012	100,000	101,657
Erlanger Kentucky Public Project General Obligation 1.000% Due 05/01/11	120,000	120,186
Gahanna , OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	438,988
Mason, OH General Obligation Limited, 4.000% Due 12/01/2020	375,000	396,600
Mentor, OH, General Obligation (MBIA Insured), 5.000% Due 12/01/2015	140,000	160,016
Sharonville Ohio General Obligation, 2.625% Due 12/01/2013	200,000	205,888
Westerville, OH, General Obligation Limited (Callable 12/01/2017 @ $100) (AMBAC Insured), 5.000% Due 12/01/2024	445,000	487,275
General Obligation – City: 8.2%		$2,371,709
Harris County Texas General Obligation Limited (Callable 10/1/18 @ $100) 5.750% Due 10/01/2025	200,000	244,768
General Obligation – County: 0.8%		$244,768
Avon Lake Ohio General Obligation Limited 2.000% Due 12/01/2011	115,000	117,034
State of Ohio Common Schools – Series A, 4.000% Due 6/15/2010
State of Ohio Common Schools – Series C, 5.000% Due 3/15/2017	120,000	129,680
State of Ohio, 5.000% Due 3/01/2015	385,000	417,498
State of Ohio General Obligation, 4.500% Due 5/01/2019	500,000	528,340
State of Ohio General Obligation, 5.250% Due 5/01/2012	175,000	189,569
State of Colorado Higher Education Lease Financing Program Certificate of Participation (Callable 11/1/18 @ $100), 5.250% Due 11/01/2023	220,000	243,386
General Obligation – State: 5.6%		$1,625,507
Arizona Board of Regents Revenue Arizona State University (Callable 7/1/18 @ $100), 5.750% Due 07/01/2023	300,000	343,302
Florida Atlantic University Finance Corporation Capital Improvement Revenue 5.000% Due 07/01/16	250,000	270,375
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	564,195
Ohio State University General Receipt Revenue Series A, 4.000% Due 12/01/2012	250,000	268,627
Ohio State University General Receipt Revenue 4.000% Due 12/01/15	785,000	862,479
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	170,785
State of Ohio Higher Education Facility Commission Revenue – Xavier University Project, 5.0000% Due 05/01/2016	150,000	165,483
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University 2.500% Due 05/01/13	125,000	127,497
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University 2.750% Due 05/01/14	100,000	101,892
State of Ohio Higher Educational Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	175,000	189,639
University of Cincinnati, Certificate of Participation, 5.750% Due 12/01/2011	25,000	26,697
University of Cincinnati Ohio General Receipt Revenue, 2.000% Due 06/01/2011	100,000	100,779
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	270,532
University of Cincinnati Receipt Revenue Series G 5.000% Due 06/01/17	280,000	311,170
Higher Education: 13.0%		$3,773,452
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	351,820
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center, 5.000% Due 12/01/2011	200,000	206,398

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center (Callable 5/1/19 @ $100), 5.000% Due 05/01/2024	500,000	520,960
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	211,322
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	108,022
Hospital/Health: 4.8%		$1,398,522
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	105,343
Hamilton, OH Electric, (FSA Insured), 3.600% Due 10/15/2010	200,000	201,300
Ohio Muni Generation Agency (AMBAC Insured), 5.000% Due 2/15/2017	325,000	348,559
Revenue Bonds – Electric: 2.2%		$655,202
Butler County, OH Water and Sewer General Obligation Limited, 2.250% Due 12/01/2012	100,000	102,791
Butler County, OH Water and Sewer General Obligation Limited, 3.500% Due 12/01/2017	400,000	416,148
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	100,000	104,403
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	157,476
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	541,475
Mason, OH Sewer System Revenue Callable 6/1/14 @ $100 (MBIA Insured), 4.850% Due 12/01/2024	340,000	333,084
Nashville and Davidson, TN, 7.700% Due 01/01/2012	10,000	10,641
North Texas Muni Water District Water System Revenue (Callable 9/1/18 @ $100) 5.250% Due 09/01/2022	415,000	468,303
San Antonio Texas Electric and Gas Revenue (Callable 02/01/2015 @ $100), 5.000% Due 02/01/2025	150,000	160,468
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	278,843
Washington County, OR Clean Water Services Sewer RevenueSenior Lien Series A (Callable 10/01/2019 @ $100), 5.250% Due 10/01/2025	290,000	324,638
Revenue Bond – Water & Sewer: 10.0%		$2,898,270
Clermont County, OH Transportation Improvement District Revenue 3.875% Due 12/01/2012	250,000	266,035
Cleveland, OH Parking Facilities Revenue (FSA Insured), 4.000% Due 09/15/2015	150,000	154,966
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	448,172
Newport, Kentucky First Mortgage Revenue Court Facilities Project
(Callable 10/1/19 @ $100) 4.000% Due 10/01/2025	500,000	488,805
State of Ohio Major New Infrastructure Revenue (Callable 6/15/18 @ $100) 5.5000% Due 06/15/2020	200,000	231,574
Special Obligation Bonds: 5.5%		$1,589,552
Barberton, OH City School District General Obligation (Callable 6/1/18 @ $100) (SDCEP Insured), 4.750% Due 12/01/2023	300,000	321,405
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/2012	210,000	215,874
Chillicothe, OH City School District GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	315,564
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	302,262
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	255,647
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	147,909
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500% Due 12/01/2021	100,000	107,127
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	179,749
Dayton , OH, City School District, (FGIC Insured), 3.250% Due 12/01/2010	100,000	100,861

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	266,325
Fairfield, OH, City School District Refunding General Obligation Unlimited (Callable 12/01/2011 @ $100) (MBIA-IL-RE FGIC Insured), 5.250% Due 12/01/2014	95,000	100,857
Fairfield, OH, (FGIC Insured), 0.000% Due 12/01/2011*	100,000	97,912
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	298,816
Girard, OH City School District (FSA Insured), 3.850% Due 12/01/2010	235,000	238,316
Lakota Ohio Local School District General Obligation. 5.250% Due 12/01/2025	205,000	235,781
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	335,595
Keller, TX, Independent School District General Obligation Unlimited (Callable 02/15/19 @ $100), 4.500% Due 02/15/2020	250,000	268,050
Kenton County Kentucky School District Finance Corporation School Building Revenue (Callable 2/01/2019 @ $100), 4.500% Due 02/01/2025	300,000	303,825
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	446,823
Kings Local, OH, 6.350% Due 12/01/2012	15,000	16,870
Kings Local, OH, 6.400% Due 12/01/2013	150,000	175,053
Mariemont, OH City School District General Obligation (Callable 6/1/15 @ $100 Sinkable 12/1/21 @ $100) (FSA Insured), 4.400% Due 12/01/2023	515,000	527,298
Marshall County, KY School District Finance Corporation School Building Revenue, 3.000% Due 03/01/2015	250,000	261,617
Mason, OH City Schools (FGIC Insured), 5.000% Due 12/01/2015	135,000	156,766
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	296,176
Milton Union, OH Exempted Village School District GO Limited, 2.000% Due 12/01/2011	195,000	197,790
Nelsonville York, OH City School District GO (SDCEP Insured), 5.000% Due 12/01/2012	270,000	293,487
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	226,448
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	398,248
Springboro Ohio City School District General Obligation (AGM Insured) 5.250% Due 12/01/18	310,000	357,229
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	224,622
Sycamore, OH, Community School District, 3.250% Due 12/01/2010	330,000	333,887
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	438,404
Sycamore, OH, Community Unlimited, 5.375% Due 12/01/2013	125,000	141,631
School District: 29.6%		$8,584,224
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program(Callable 1/1/2019 @ $100) (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	100,000	102,458
Kentucky State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	223,850
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C(Callable 9/1/19 @ $100) (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	200,000	205,698
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A (Callable 09/01/2018 @ $100), 5.550% Due 09/01/2028	500,000	530,215
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	154,080
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000% Due 09/01/2011	255,000	266,901
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100% Due 09/01/2017	70,000	73,924

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2010 – Unaudited

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	208,442
State of Ohio Cultural Facilities Revenue (FSA Insured), 5.000% Due 10/01/2012	250,000	272,055
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	479,829
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	190,781
State of Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	495,000	530,477
State of Ohio Housing Finance Agency Residential Mortgage Revenue Series F (Callable 9/1/18 @ $100) (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	440,000	443,265
State of Ohio Parks and Recreation Bonds, 4.350% Due 12/01/2011	100,000	101,408
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	350,022
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	337,195
State Agency: 15.4%		$4,470,600
Total Fixed Income – Municipal Bonds: 95.1%		$27,611,806
(Municipal Bonds Identified Cost $26,547,988)
Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund, 0.08% yield**		1,225,262
Total Cash Equivalents: 4.2%		$1,225,262
(Cash Equivalents Identified Cost $1,225,262)
Total Portfolio Value: 99.3%		$28,837,068
(Total Portfolio Identified Cost $27,773,250)
Other Assets Less Liabilities: 0.7%		$206,491
Total Net Assets: 100.0%		$29,043,559
*	Non-income producing security.
**	Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.

AMBAC: American Municipal Bond Assurance Corporation
FDA: Financial Security Assurance
MBIA: Municipal Bond Insurance Association
SDCEP: Ohio School District Credit Enhancement Program
FGIC: Financial Guaranty Insurance Co.
AGM: Assured Guaranty Municipal Mortgage Assoc.
FNMA: Federal National Mortgage Assoc.
FHLMC: Federal Home Loan Mortgage Corp.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010 – Unaudited

STATEMENT OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$46,283,882	$35,493,308	$10,802,211	$5,467,051	$37,279,725	$5,851,785
Cash & Cash Equivalents	0	26,415	46,944	0	0	0
Dividends and Interest Receivable	56,024	7,556	1,731	2,687	26,928	2,507
Securities Sold Receivable	0	708,908	0	0	532,642	0
Fund Shares Sold Receivable	0	0	0	0	0	0
Total Assets	$46,339,906	$36,236,187	$10,850,886	$5,469,738	$37,839,295	$5,854,292
Liabilities:
Accrued Management Fees	$39,444	$30,832	$9,432	$4,641	$33,375	$5,197
Due to Custodian	20,484	0	0	0	572,912	0
Securities Purchased Payable	0	1,005,935	0	67,254	0	0
Fund Shares Redeemed Payable	0	0	0	0	0	0
Total Liabilities	$59,928	$1,036,767	$9,432	$71,895	$606,287	$5,197
Net Assets	$46,279,978	$35,199,420	$10,841,454	$5,397,843	$37,233,008	$5,849,095
Net Assets Consist of:
Paid in Capital	$50,492,118	$43,046,528	$14,898,693	$7,807,182	$47,548,098	$10,154,151
Accumulated Undistributed Net Investment Income (Loss)	549,083	215,416	3,052	6,692	82,415	1,877
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(3,961,836)	(6,535,988)	(3,261,823)	(2,581,193)	(13,227,335)	(3,896,872)
Net Unrealized Gain (Loss)on Investments	(799,387)	(1,526,536)	(798,468)	165,162	2,829,830	(410,061)
Net Assets	$46,279,978	$35,199,420	$10,841,454	$5,397,843	$37,233,008	$5,849,095
Shares Outstanding (Unlimited Amount Authorized)	3,258,967	1,901,674	886,931	453,311	1,557,282	608,559
Offering, Redemption and Net Asset Value Per Share	$14.20	$18.51	$12.22	$11.91	$23.91	$9.61
*Identified Cost of Securities	$47,083,269	$37,019,844	$11,600,679	$5,301,889	$34,449,895	$6,261,846

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010 – Unaudited

STATEMENT OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$6,924,970	$6,402,398	$180,071,918	$28,837,068
Cash & Cash Equivalents	0	185,080	0	0
Dividends and Interest Receivable	21,226	17,548	2,198,662	221,939
Fund Shares Sold Receivable	0	0	0	0
Total Assets	$6,946,196	$6,605,026	$182,270,580	$29,059,007
Liabilities:
Accrued Management Fees	6,049	5,093	125,738	15,448
Securities Purchased Payable	0	228,349	1,375,000	0
Fund Shares Redeemed Payable	0	0	0	0
Total Liabilities	$6,049	$233,442	$1,500,738	$15,448
Net Assets	$6,940,147	$6,371,584	$180,769,842	$29,043,559
Net Assets Consist of:
Paid in Capital	$4,823,367	$6,192,845	$169,659,735	$27,973,449
Accumulated Undistributed Net Investment Income (Loss)	102,244	47,585	29,277	7,256
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	(28,520)	37,413	679,951	(964)
Net Unrealized Gain (Loss) on Investments	2,043,056	93,741	10,400,879	1,063,818
Net Assets	$6,940,147	$6,371,584	$180,769,842	$29,043,559
Shares Outstanding (Unlimited Amount Authorized)	614,570	340,411	10,522,785	1,725,406
Offering, Redemption and Net Asset Value Per Share	$11.29	$18.72	$17.18	$16.83
*Identified Cost of Securities	$4,881,914	$6,308,657	$169,671,039	$27,773,250

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010 – Unaudited

STATEMENT OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010
Investment Income:
Interest	$114	$101	$196	$13	$76	$22
Dividends	762,138	385,504	58,474	33,181	281,610	35,103
Total Investment Income	$762,252	$385,605	$58,670	$33,194	$281,686	$35,125
Expenses:
Gross Management Fee	$247,863	$200,288	$61,723	$28,830	$206,652	$33,248
Total Expenses	$247,863	$200,288	$61,723	$28,830	$206,652	$33,248
Net Investment Income (Loss)	$514,389	$185,317	$(3,053)	$4,364	$75,034	$1,877
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$842,204	$(675,315)	$147,280	$333,596	$5,022,608	$542,387
Net Unrealized Gain (Loss) on Investments	(6,107,635)	(4,051,580)	(1,644,481)	(508,091)	(5,258,924)	(1,261,482)
Net Loss on Investments	$(5,265,431)	$(4,726,895)	$(1,497,201)	$(174,495)	$(236,316)	$(719,095)
Net Decrease in Net Assets from Operations	$(4,751,042)	$(4,541,578)	$(1,500,254)	$(170,131)	$(161,282)	$(717,218)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010 – Unaudited

STATEMENT OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010	Period Ended 6/30/2010
Investment Income:
Interest	$39	$0	$3,694,015	$467,451
Dividends	137,933	89,285*	0	0
Total Investment Income	$137,972	$89,285	$3,694,015	$467,451
Expenses:
Gross Management Fee	$35,728	$45,233	$850,115	$135,328
Total Expenses	$35,728	$45,233	$850,115	$135,328
Management Fee Waiver (See accompanying note #4)	—	(12,924)	(127,517)	(47,365)
Net Expenses	$35,728	$32,309	$722,598	$87,963
Net Investment Income	$102,244	$56,976	$2,971,417	$379,488
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$61,965	$(5,941)	$673,110	$(1,120)
Net Unrealized Gain (Loss) on Investments	158,657	(947,198)	5,258,837	235,030
Net Gain (Loss) on Investments	$220,622	$(953,139)	$5,931,947	$233,910
Net Increase (Decrease) in Net Assets from Operations	$322,866	$(896,163)	$8,903,364	$613,398
*	Net of foreign tax withholdings of $14,207.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009
Operations:
Net Investment Income (Loss)	$514,389	$744,729	$185,317	$288,164	$(3,053)	$6,107
Net Realized Gain (Loss)from Security Transactions	842,204	(2,727,909)	(675,315)	(5,483,252)	147,280	(2,013,811)
Net Unrealized Gain (Loss) on Investments	(6,107,635)	10,860,574	(4,051,580)	12,965,818	(1,644,481)	5,335,993
Net Increase (Decrease) in Net Assets from Operations	$(4,751,042)	$8,877,394	$(4,541,578)	$7,770,730	$(1,500,254)	$3,328,289
Distributions to Shareholders:
Net Investment Income	$0	$(714,624)	$0	$(258,065)	$0	$0
Net Realized Gain from Security Transactions	0	(38,136)	0	0	0	(32,771)
Net (Decrease) in Net Assets from Distributions	$0	$(752,760)	$0	$(258,065)	$0	$(32,771)
Capital Share Transactions:
Proceeds From Sale of Shares	$5,043,952	$11,677,756	$2,092,023	$5,240,122	$1,024,543	$1,917,925
Shares Issued on Reinvestment of Distributions	0	295,508	0	168,779	0	32,771
Cost of Shares Redeemed	(3,751,359)	(5,504,285)	(3,232,233)	(4,599,835)	(1,261,224)	(1,408,405)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$1,292,593	$6,468,979	$(1,140,210)	$809,066	$(236,681)	$542,291
Net Change in Net Assets	$(3,458,449)	$14,593,613	$(5,681,788)	$8,321,731	$(1,736,935)	$3,837,809
Net Assets at Beginning of Period	$49,738,427	$35,144,814	$40,881,208	$32,559,477	$12,578,389	$8,740,580
Net Assets at End of Period	$46,279,978	$49,738,427	$35,199,420	$40,881,208	$10,841,454	$12,578,389
Including accumulated undistributed net investment income of	$549,083	$34,694	$215,416	$30,099	$3,052	$6,105
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010

STATEMENT OF CHANGES IN NET ASSETS – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009
Operations:
Net Investment Income	$4,364	$43,429	$75,034	$177,335	$1,877	$10,634
Net Realized Gain (Loss) from Security Transactions	333,596	(1,092,405)	5,022,608	(10,830,692)	542,387	(1,464,230)
Net Unrealized Gain (Loss) on Investments	(508,091)	2,481,112	(5,258,924)	25,375,400	(1,261,482)	2,853,275
Net Increase (Decrease) in Net Assets from Operations	$(170,131)	$1,432,136	$(161,282)	$14,722,043	$(717,218)	$1,399,679
Distributions to Shareholders:
Net Investment Income	$0	$(41,101)	$0	$(169,954)	$0	$(10,634)
Net Realized Gain from Security Transactions	0	0	0	0	0	0
Return of Capital	0	0	0	0	0	(2,685)
Net (Decrease) in Net Assets from Distributions	$0	$(41,101)	$0	$(169,954)	$0	$(13,319)
Capital Share Transactions:
Proceeds From Sale of Shares	$322,009	$214,398	$868,310	$1,225,355	$104,859	$196,351
Shares Issued on Reinvestment of Distributions	—	13,372	—	60,982	—	3,050
Cost of Shares Redeemed	(348,124)	(738,393)	(2,942,224)	(7,280,845)	(162,097)	(342,528)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(26,115)	$(510,623)	$(2,073,914)	$(5,994,508)	$(57,238)	$(143,127)
Net Change in Net Assets	$(196,246)	$880,412	$(2,235,196)	$8,557,581	$(774,456)	$1,243,233
Net Assets at Beginning of Period	$5,594,089	$4,713,677	$39,468,204	$30,910,623	$6,623,551	$5,380,318
Net Assets at End of Period	$5,397,843	$5,594,089	$37,233,008	$39,468,204	$5,849,095	$6,623,551
Including accumulated undistributed net investment income of	$6,692	$2,328	$82,415	$7,381	$1,877	$0
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2010

STATEMENT OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009	Period Ended 06/30/2010*	Year Ended 12/31/2009
Operations:
Net Investment Income	$102,244	$191,409	$56,976	$56,940	$2,971,417	$5,297,193	$379,488	$588,922
Net Realized Gain (Loss)from Security Transactions	61,965	(86,496)	(5,941)	78,470	673,110	2,037,188	(1,120)	315
Net Unrealized Gain (Loss) on Investments	158,657	1,232,407	(947,198)	920,344	5,258,837	1,236,840	235,030	579,933
Net Increase (Decrease) in Net Assets from Operations	$322,866	$1,337,320	$(896,163)	$1,055,754	$8,903,364	$8,571,221	$613,398	$1,169,170
Distributions to Shareholders:
Net Investment Income	$(98,112)	$(191,409)	$0	$(67,305)	$(2,949,249)	$(5,304,655)	$(375,819)	$(585,335)
Net Realized Gain from Security Transactions	0	0	0	(33,535)	0	(2,016,846)	0	0
Return of Capital	0	(62,198)	0	0	0	0	0	0
Net (Decrease) in Net Assets from Distributions	$(98,112)	$(253,607)	$0	$(100,840)	$(2,949,249)	$(7,321,501)	$(375,819)	$(585,335)
Capital Share Transactions:
Proceeds From Sale of Shares	$59,526	$143,896	$1,144,489	$3,756,415	$23,191,765	$56,036,823	$4,590,123	$13,538,300
Shares Issued on Reinvestment of Distributions	27,078	65,497	—	62,527	563,164	3,021,105	9,058	19,834
Cost of Shares Redeemed	(829,356)	(580,552)	(222,215)	(207,185)	(10,518,086)	(17,310,016)	(1,009,886)	(3,828,795)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(742,752)	$(371,159)	$922,274	$3,611,757	$13,236,843	$41,747,912	$3,589,295	$9,729,339
Net Change in Net Assets	$(517,998)	$712,554	$26,111	$4,566,671	$19,190,958	$42,997,632	$3,826,874	$10,313,174
Net Assets at Beginning of Period	$7,458,145	$6,745,591	$6,345,473	$1,778,802	$161,578,884	$118,581,252	$25,216,685	$14,903,511
Net Assets at End of Period	$6,940,147	$7,458,145	$6,371,584	$6,345,473	$180,769,842	$161,578,884	$29,043,559	$25,216,685
Including accumulated undistributed net investment income (loss) of	$102,244	$0	$47,585	$(9,391)	$29,277	$7,109	$7,256	$3,587
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period for the Equity Income Fund:

	Unaudited 1/1/2010 to 6/30/2010	Period Ended December 31
		2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$15.66	$13.07	$18.58	$17.51	$15.00	$0.00
Operations:
Net Investment Income	$0.16	$0.24	$0.16	$0.20	$0.13	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(1.62)	$2.59	$(5.51)	$1.65	$2.52	$0.00
Total Operations	$(1.46)	$2.83	$(5.35)	$1.85	$2.65	$0.00
Distributions:
Distributions from Net Investment Income	$0.00	$(0.23)	$(0.16)	$(0.20)	$(0.13)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$(0.01)	$0.00	$(0.58)	$(0.01)	$0.00
Total Distributions	$0.00	$(0.24)	$(0.16)	$(0.78)	$(0.14)	$0.00
Net Asset Value End of Period	$14.20	$15.66	$13.07	$18.58	$17.51	$15.00
Total Return(a)	(9.32)%(b)	21.66%	(28.75)%	10.54%	17.65%	0.00%
Net Assets, End of Period (Millions)	$46.28	$49.74	$35.14	$20.97	$8.69	$0.10
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.08%(d)	1.85%	1.64%	1.26%	1.41%	0.00%
Average Net Assets after Waiver	2.08%(d)	1.85%	1.66%	1.31%	1.52%	0.00%
Portfolio Turnover Rate	20.76%	48.23%	56.47%	43.50%	39.41%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00%management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period for the Growth Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31
		2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$20.85	$16.85	$26.35	$26.67	$25.43	$24.81
Operations:
Net Investment Income	$0.10	$0.15	$0.17	$0.13	$0.19	$0.14
Net Gains (Losses) on Securities (Realized & Unrealized)	$(2.44)	$3.98	$(9.50)	$2.86	$2.86	$0.80
Total Operations	$(2.34)	$4.13	$(9.33)	$2.99	$3.05	$0.94
Distributions:
Distributions from Net Investment Income	$0.00	$(0.13)	$(0.17)	$(0.13)	$(0.19)	$(0.14)
Distributions from Return of Capital	$0.00	$0.00	$0.00 (a)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(3.18)	$(1.62)	$(0.18)
Total Distributions	$0.00	$(0.13)	$(0.17)	$(3.31)	$(1.81)	$(0.32)
Net Asset Value End of Period	$18.51	$20.85	$16.85	$26.35	$26.67	$25.43
Total Return(b)	(11.22)%(c)	24.52%	(35.41)%	11.11%	11.94%	3.78%
Net Assets, End of Period (Millions)	$35.20	$40.88	$32.56	$53.05	$52.64	$52.83
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(e)	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.93%(e)	0.84%	0.69%	0.39%	0.63%	0.52%
Average Net Assets after Waiver	0.93%(e)	0.84%	0.71%	0.44%	0.68%	0.57%
Portfolio Turnover Rate	24.19%	76.77%	85.40%	57.24%	66.18%	48.25%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized
(d)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)
(e)	Annualized

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period for the Dynamic Growth Fund:

	Unaudited 1/1/2010 to 6/30/2010	Period Ended December 31
		2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$13.89	$10.11	$17.47	$16.81	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$(0.01)	$0.01	$(0.01)	$(0.01)	$0.01	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(1.66)	$3.81	$(7.35)	$1.09	$1.81	$0.00
Total Operations	$(1.67)	$3.82	$(7.36)	$1.08	$1.82	$0.00
Distributions:
Distributions from Net Investment Income	$0.00	$0.00	$0.00	$0.00	$(0.01)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$(0.04)	$0.00	$(0.42)	$0.00	$0.00
Total Distributions	$0.00	$(0.04)	$0.00	$(0.42)	$(0.01)	$0.00
Net Asset Value End of Period	$12.22	$13.89	$10.11	$17.47	$16.81	$15.00
Total Return(a)	(12.02)%(b)	37.88%	(42.13)%	6.38%	12.15%	0.00%
Net Assets, End of Period (Millions)	$10.84	$12.58	$8.74	$11.98	$3.95	$0.10
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	(0.05)%(d)	0.06%	(0.13)%	(0.09)%	0.01%	0.00%
Average Net Assets after Waiver	(0.05)%(d)	0.06%	(0.11)%	(0.04)%	0.12%	0.00%
Portfolio Turnover Rate	20.53%	59.47%	77.47%	65.78%	60.98%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00%management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)
(d)	Annualized.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Period for the Di scplined Large-Cap Fund:

	Unaudited 1/1/2010 to 6/30/2010	Period Ended December 31
		2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$12.28	$9.24	$16.51	$16.29	$15.00	$0.00
Operations:
Net Investment Income	$0.01	$0.10	$0.11	$0.07	$0.06	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.38)	$3.03	$(7.26)	$0.62	$1.29	$0.00
Total Operations	$(0.37)	$3.13	$(7.15)	$0.69	$1.35	$0.00
Distributions:
Distributions from Net Investment Income	$0.00	$(0.09)	$(0.11)	$(0.07)	$(0.06)	$0.00
Distributions from Return of Capital	$0.00	$0.00	$(0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.40)	$0.00	$0.00
Total Distributions	$0.00	$(0.09)	$(0.12)	$(0.47)	$(0.06)	$0.00
Net Asset Value End of Period	$11.91	$12.28	$9.24	$16.51	$16.29	$15.00
Total Return(a)	(3.01)%(b)	33.87%	(43.27)%	4.24%	8.98%	0.00%
Net Assets, End of Period (Millions)	$5.40	$5.59	$4.71	$10.50	$9.60	$3.72
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	0.98%	0.95%	0.90%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.15%(d)	0.91%	0.73%	0.38%	0.31%	0.00%
Average Net Assets after Waiver	0.15%(d)	0.91%	0.75%	0.43%	0.41%	0.00%
Portfolio Turnover Rate	42.56%	94.22%	104.11%	84.61%	58.83%	0.00%

*	Commencement Date December 30, 2005
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, the Adviser waived the 1.00%management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)
(d)	Annualized.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Period for the Di sciplined Mid-Cap Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31
		2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$24.06	$15.45	$30.70	$31.83	$32.53	$33.14
Operations:
Net Investment Income	$0.05	$0.10	$0.15	$0.07	$0.15	$0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.20)	$8.61	$(15.22)	$2.06	$3.80	$3.78
Total Operations	$(0.15)	$8.71	$(15.07)	$2.13	$3.95	$3.96
Distributions:
Distributions from Net Investment Income	$0.00	$(0.10)	$(0.15)	$(0.07)	$(0.15)	$(0.18)
Distributions from Return of Capital	$0.00	$0.00	$(0.03)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(3.19)	$(4.50)	$(4.39)
Total Distributions	$0.00	$(0.10)	$(0.18)	$(3.26)	$(4.65)	$(4.57)
Net Asset Value End of Period	$23.91	$24.06	$15.45	$30.70	$31.83	$32.53
Total Return(a)	(0.62)%(b)	56.39%	(49.07)%	6.62%	12.02%	11.90%
Net Assets, End of Period (Millions)	$37.23	$39.47	$30.91	$83.56	$87.73	$92.69
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.36%(d)	0.53%	0.46%	0.14%	0.33%	0.47%
Average Net Assets after Waiver	0.36%(d)	0.53%	0.48%	0.19%	0.38%	0.52%
Portfolio Turnover Rate	55.23%	115.74%	110.80%	85.16%	91.16%	89.43%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)
(d)	Annualized.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout each Period for the Di scplined Small-Cap Fund:

	Unaudited 1/1/2010 to 6/30/2010	Period Ended December 31
		2009	2008	2007	2006	2005*
Net Asset Value Beginning of Period	$10.79	$8.49	$15.82	$17.52	$15.00	$0.00
Operations:
Net Investment Income (Loss)	$0.00	$0.02	$0.02	$(0.06)	$0.00	$0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	$(1.18)	$2.30	$(7.32)	$(1.64)	$2.52	$0.00
Total Operations	$(1.18)	$2.32	$(7.30)	$(1.70)	$2.52	$0.00
Distributions:
Distributions from Net Investment Income	$0.00	$(0.02)	$(0.02)	$0.00	$0.00	$0.00
Distributions from Return of Capital	$0.00	$0.00 (a)	$(0.01)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$0.00	$(0.02)	$(0.03)	$0.00	$0.00	$0.00
Net Asset Value End of Period	$9.61	$10.79	$8.49	$15.82	$17.52	$15.00
Total Return(b)	(10.94)%(c)	27.34%	(46.17)%	(9.70)%	16.80%	0.00%
Net Assets, End of Period (Millions)	$5.85	$6.62	$5.38	$9.80	$10.59	$3.51
Ratios after Fee Waivers:(d)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(e)	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	1.00%(e)	1.00%	0.98%	0.95%	0.89%	0.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.06%(e)	0.19%	0.11%	(0.36)%	(0.21)%	0.00%
Average Net Assets after Waiver	0.06%(e)	0.19%	0.13%	(0.31)%	(0.10)%	0.00%
Portfolio Turnover Rate	82.69%	162.28%	169.95%	118.14%	87.93%	0.00%

*	Commencement Date December 30, 2005
(a)	Distributions from Return of Capital amounted to less than $0.05 per share
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	In 2005, the Adviser waived the 1.00%management fee to a net fee of 0.00%. In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (See accompanying note #4)
(e)	Annualized.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period for the Realty Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31
		2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$10.92	$9.30	$16.01	$23.50	$18.94	$18.72
Operations:
Net Investment Income	$0.17	$0.28	$0.28	$0.46	$0.39	$0.47
Net Return of Capital	$0.00	$0.06	$0.07	$0.10	$0.30	$0.27
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.36	$1.65	$(6.31)	$(4.57)	$5.51	$1.28
Total Operations	$0.53	$1.99	$(5.96)	$(4.01)	$6.20	$2.02
Distributions:
Distributions from Net Investment Income	$(0.16)	$(0.28)	$(0.28)	$(0.46)	$(0.39)	$(0.47)
Distributions from Return of Capital	$0.00	$(0.09)	$(0.12)	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$(0.35)	$(3.02)	$(1.25)	$(1.33)
Total Distributions	$(0.16)	$(0.37)	$(0.75)	$(3.48)	$(1.64)	$(1.80)
Net Asset Value End of Period	$11.29	$10.92	$9.30	$16.01	$23.50	$18.94
Total Return(a)	4.81%(b)	22.34%	(38.47)%	(17.09)%	33.06%	10.95%
Net Assets, End of Period (Millions)	$6.94	$7.46	$6.75	$13.45	$21.95	$17.72
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%(d)	1.00%	0.98%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.64%(d)	3.17%	2.21%	1.82%	1.74%	2.41%
Average Net Assets after Waiver	0.64%(d)	3.17%	2.23%	1.87%	1.79%	2.46%
Portfolio Turnover Rate	0.00%	6.19%	3.31%	13.73%	10.49%	4.89%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	In 2005, 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00%management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (See accompanying note #4)
(d)	Annualized.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period for the Internation al Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31 2009	Period Ended December 31 2008*
Net Asset Value Beginning of Period	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	$0.14	$0.20	$(0.01)
Net Gains on Securities (Realized & Unrealized)	$(2.89)	$5.49	$1.13
Total Operations	$(2.75)	$5.69	$1.12
Distributions:
Distributions from Net Investment Income	$0.00	$(0.23)	$0.00
Distributions from Net Realized Capital Gains	$0.00	$(0.11)	$0.00
Total Distributions	$0.00	$(0.34)	$0.00
Net Asset Value End of Period	$18.72	$21.47	$16.12
Total Return(a)	(12.81)%(b)	35.32%	7.47%(b)
Net Assets, End of Period (Millions)	$6.37	$6.35	$1.78
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%(d)	1.40%	1.33%(d)
Average Net Assets after Waiver	1.00%(d)	1.00%	0.95%(d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.36%(d)	1.36%	(0.98)%(d)
Average Net Assets after Waiver	1.76%(d)	1.76%	(0.60)%(d)
Portfolio Turnover Rate	6.31%	22.12%	0.00%

*	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40%management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (See accompanying note #4)
(d)	Annualized.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period for the Fixed Inco me Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31
		2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$16.59	$16.40	$16.12	$15.79	$15.85	$16.08
Operations:
Net Investment Income	$0.29	$0.61	$0.62	$0.66	$0.63	$0.55
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.59	$0.40	$0.36	$0.33	$(0.06)	$(0.20)
Total Operations	$0.88	$1.01	$0.98	$0.99	$0.57	$0.35
Distributions:
Distributions from Net Investment Income	$(0.29)	$(0.61)	$(0.62)	$(0.66)	$(0.63)	$(0.55)
Distributions from Net Realized Capital Gains	$0.00	$(0.21)	$(0.08)	$0.00	$0.00	$(0.03)
Total Distributions	$(0.29)	$(0.82)	$(0.70)	$(0.66)	$(0.63)	$(0.58)
Net Asset Value End of Period	$17.18	$16.59	$16.40	$16.12	$15.79	$15.85
Total Return(a)	5.30%(b)	6.27%	6.23%	6.40%	3.71%	2.19%
Net Assets, End of Period (Millions)	$180.77	$161.58	$118.58	$104.19	$83.84	$69.02
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%(d)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.34%(d)	3.66%	3.72%	4.08%	3.93%	3.41%
Average Net Assets after Waiver	3.49%(d)	3.81%	3.87%	4.23%	4.08%	3.56%
Portfolio Turnover Rate	13.51%	34.17%	23.99%	12.14%	35.70%	32.79%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.00%management fee to sustain a fee of 0.85%.The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (See accompanying note #4).
(d)	Annualized.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period for the Munici pal Income Fund:

	Unaudited 1/1/2010 to 6/30/2010	Year Ended December 31
		2009	2008	2007	2006	2005
Net Asset Value Beginning of Period	$16.68	$16.09	$15.98	$15.91	$15.92	$16.25
Operations:
Net Investment Income	$0.23	$0.47	$0.51	$0.55	$0.53	$0.54
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.15	$0.59	$0.11	$0.07	$(0.01)	$(0.33)
Total Operations	$0.38	$1.06	$0.62	$0.62	$0.52	$0.21
Distributions:
Distributions from Net Investment Income	$(0.23)	$(0.47)	$(0.51)	$(0.55)	$(0.53)	$(0.54)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.23)	$(0.47)	$(0.51)	$(0.55)	$(0.53)	$(0.54)
Net Asset Value End of Period	$16.83	$16.68	$16.09	$15.98	$15.91	$15.92
Total Return(a)	2.26%(b)	6.61%	3.96%	3.95%	3.31%	1.33%
Net Assets, End of Period (Millions)	$29.04	$25.22	$14.90	$11.47	$10.87	$9.51
Ratios after Fee Waivers:(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.45%(d)	2.63%	2.96%	3.10%	3.01%	3.02%
Average Net Assets after Waiver	2.80%(d)	2.98%	3.31%	3.45%	3.36%	3.37%
Portfolio Turnover Rate	1.01%	4.69%	16.95%	16.08%	19.45%	28.58%

(1)	All distributions are Federally tax exempt.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.00%management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (See accompanying note #4).
(c)	Annualized.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

1)  Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the International Fund is long term capital growth. The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)  Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

2)  Security Valuation and Transactions  – (continued)

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (Common Stock, Preferred Stock and Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short Term Notes. Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

2)  Security Valuation and Transactions  – (continued)

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2010:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$4,705,952	$—	$—	$4,705,952
Industrials	3,273,561	—	—	3,273,561
Telecomm Services	1,656,241	—	—	1,656,241
Consumer Staples	9,545,253	—	—	9,545,253
Consumer Discretionary	3,858,080	—	—	3,858,080
Energy	5,488,343	—	—	5,488,343
Financial Services	3,211,128	—	—	3,211,128
Health Care	7,315,714	—	—	7,315,714
Information Technology	4,515,976	—	—	4,515,976
Utilities	2,493,580	—	—	2,493,580
Money Market Fund	220,054	—	—	220,054
Total	$46,283,882	$—	$—	$46,283,882

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,828,458	$—	$—	$2,828,458
Industrials	2,389,426	—	—	2,389,426
Consumer Staples	4,507,359	—	—	4,507,359
Consumer Discretionary	2,506,019	—	—	2,506,019
Energy	5,107,530	—	—	5,107,530
Financial Services	3,611,423	—	—	3,611,423
Health Care	7,117,432	—	—	7,117,432
Information Technology	6,928,253	—	—	6,928,253
Money Market Fund	497,408	—	—	497,408
Total	$35,493,308	$—	$—	$35,493,308

Dynamic Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$737,102	$—	$—	$737,102
Industrials	1,221,931	—	—	1,221,931
Consumer Staples	716,636	—	—	716,636
Consumer Discretionary	585,964	—	—	585,964
Energy	1,248,846	—	—	1,248,846
Financial Services	875,973	—	—	875,973
Health Care	1,816,507	—	—	1,816,507
Information Technology	3,035,516	—	—	3,035,516
Money Market Fund	563,736	—	—	563,736
Total	$10,802,211	$—	$—	$10,802,211

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

2)  Security Valuation and Transactions  – (continued)

Disciplined Large-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$205,341	$—	$—	$205,341
Industrials	264,066	—	—	264,066
Telecomm Services	70,434	—	—	70,434
Consumer Staples	257,860	—	—	257,860
Consumer Discretionary	1,086,060	—	—	1,086,060
Energy	98,739	—	—	98,739
Financial Services	1,272,996	—	—	1,272,996
Health Care	554,189	—	—	554,189
Information Technology	1,311,516	—	—	1,311,516
Utilities	51,600	—	—	51,600
Real Estate Investment Trusts	61,537	—	—	61,537
Money Market Fund	232,713	—	—	232,713
Total	$5,467,051	$—	$—	$5,467,051

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,648,109	$—	$—	$2,648,109
Industrials	1,804,402	—	—	1,804,402
Telecomm Services	775,452	—	—	775,452
Consumer Staples	2,036,619	—	—	2,036,619
Consumer Discretionary	9,128,184	—	—	9,128,184
Energy	810,826	—	—	810,826
Financial Services	6,278,222	—	—	6,278,222
Health Care	4,504,629	—	—	4,504,629
Information Technology	7,746,382	—	—	7,746,382
Utilities	267,675	—	—	267,675
Real Estate Investment Trusts	1,257,539	—	—	1,257,539
Money Market Fund	21,686	—	—	21,686
Total	$37,279,725	$—	$—	$37,279,725

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$710,497	$—	$—	$710,497
Industrials	472,088	—	—	472,088
Consumer Staples	202,446	—	—	202,446
Consumer Discretionary	1,374,679	—	—	1,374,679
Energy	238,307	—	—	238,307
Financial Services	1,175,881	—	—	1,175,881
Health Care	549,567	—	—	549,567
Information Technology	912,915	—	—	912,915
Real Estate Investment Trusts	188,749	—	—	188,749
Money Market Fund	26,656	—	—	26,656
Total	$5,851,785	$—	$—	$5,851,785

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

2)  Security Valuation and Transactions  – (continued)

Realty Fund	Level 1	Level 2	Level 3	Total
REIT – Apartments	$1,184,529	$—	$—	$1,184,529
REIT – Diversified	405,675	—	—	405,675
REIT – Healthcare	641,694	—	—	641,694
REIT – Lodging and Hotels	700,301	—	—	700,301
REIT – Materials	207,180	—	—	207,180
REIT – Office and Industrial	1,314,369	—	—	1,314,369
REIT – Retail	1,904,786	—	—	1,904,786
REIT – Storage	439,550	—	—	439,550
Money Market Fund	126,886	—	—	126,886
Total	$6,924,970	$—	$—	$6,924,970

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$741,139	$—	$—	$741,139
Industrials	618,545	—	—	618,545
Telecomm Services	498,010	—	—	498,010
Consumer Staples	505,886	—	—	505,886
Consumer Discretionary	475,172	—	—	475,172
Energy	825,159	—	—	825,159
Financial Services	1,370,660	—	—	1,370,660
Health Care	426,059	—	—	426,059
Information Technology	474,215	—	—	474,215
Utilities	249,336	—	—	249,336
Money Market Fund	218,217	—	—	218,217
Total	$6,402,398	$—	$—	$6,402,398

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$108,876,975	$—	$108,876,975
U.S. Government Obligations	—	18,999,468	—	18,999,468
U.S. Government Agency Obligations	—	33,983,007	—	33,983,007
Municipal Bonds	—	13,855,125	—	13,855,125
Sovereign Bonds	—	3,439,132	—	3,439,132
Money Market Fund	918,211	—	—	918,211
Total	$918,211	$179,153,707	$—	$180,071,918

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds*	$—	$27,611,806	$—	$27,611,806
Money Market Fund	1,225,262	—	—	1,225,262
Total	$1,225,262	$27,611,806	$—	$28,837,068
*	See Schedule of Investments for industry classification.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

2)  Security Valuation and Transactions  – (continued)

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2010, no securities were transferred into or out of Level 1 or Level 2.

According to GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. The Funds did not own any derivative instruments as of and during the six month period ended June 30, 2010.

3)  Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications.

Subsequent Events:

Management has evaluated subsequent events through the date the financial statements were issued.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

4)  Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2010 as indicated below. The Adviser contractually waived part of the management fees for the International Fund, the Fixed Income Fund, and the Municipal Income Fund, as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2011.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	None	1.00%	$247,863	$0
Growth Fund	1.00%	None	1.00%	$200,288	$0
Dynamic Growth Fund	1.00%	None	1.00%	$61,723	$0
Disciplined Large-Cap Fund	1.00%	None	1.00%	$28,830	$0
Disciplined Mid-Cap Fund	1.00%	None	1.00%	$206,652	$0
Disciplined Small-Cap Fund	1.00%	None	1.00%	$33,248	$0
Realty Fund	1.00%	None	1.00%	$35,728	$0
International Fund	1.40%	0.40%	1.00%	$32,309	$12,924
Fixed Income Fund	1.00%	0.15%	0.85%	$722,598	$127,517
Municipal Income Fund	1.00%	0.35%	0.65%	$87,963	$47,365

At June 30, 2010, management fees payable to the Adviser amounted to: $39,444 for the Equity Income Fund, $30,832 for the Growth Fund, $9,432 for the Dynamic Growth Fund, $4,641 for the Disciplined Large-Cap Fund, $33,375 for the Disciplined Mid-Cap Fund, $5,197 for the Disciplined Small-Cap Fund, $6,049 for the Realty Fund, $5,093 for the International Fund, $125,738 for the Fixed Income Fund and $15,448 for the Municipal Income Fund.

5)  Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the Trustees as a group was $18,000 for the six month period ended June 30, 2010, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, Enhanced Return Fund, Equity Income Fund and International Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2010, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 60.11% of the Equity Income Fund, 33.23% of the Growth Fund, 46.63% of the Dynamic Growth Fund, 64.61% of the Disciplined Large-Cap Fund, 64.41% of the Disciplined Mid-Cap Fund, 77.24% of the Disciplined Small-Cap Fund, 72.20% of the Realty Fund, 49.42% of the International Fund, 80.47% of the Fixed Income Fund, and 97.44% of the Municipal Income Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

6)  Purchases and Sales of Securities

From January 1, 2010 through June 30, 2010, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$12,123,597	$10,166,923	$0	$0
Growth Fund	$9,484,066	$10,167,418	$0	$0
Dynamic Growth Fund	$2,491,408	$2,680,341	$0	$0
Disciplined Large-Cap Fund	$2,411,735	$2,559,603	$0	$0
Disciplined Mid-Cap Fund	$22,338,397	$24,295,080	$0	$0
Disciplined Small-Cap Fund	$5,446,078	$5,383,468	$0	$0
Realty Fund	$0	$802,193	$0	$0
International Fund	$1,264,548	$402,527	$0	$0
Fixed Income Fund	$28,184,346	$21,287,521	$12,103,817	$514,219
Municipal Income Fund	$3,198,513	$268,156	$0	$0

7)  Share Transactions

As of June 30, 2010, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

Share Transactions for the Period January 1 – June 30, 2010:

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Shares Sold to Investors	328,150	100,795	75,377	25,529	33,571	9,105	4,984	55,781	1,371,582	273,349
Shares Issued on Reinvestment of Dividends	0	0	0	0	0	0	2,323	0	33,215	542
Subtotal	328,150	100,795	75,377	25,529	33,571	9,105	7,307	55,781	1,404,797	273,891
Shares Redeemed	(244,532)	(159,613)	(93,773)	(27,591)	(116,863)	(14,589)	(75,734)	(10,911)	(621,232)	(60,133)
Net Increase/ (Decrease) During Period	83,618	(58,818)	(18,396)	(2,062)	(83,292)	(5,484)	(68,427)	44,870	783,565	213,757
Shares Outstanding:
January 1, 2010 (Beginning of Period)	3,175,349	1,960,492	905,327	455,373	1,640,574	614,043	682,997	295,541	9,739,220	1,511,649
June 30, 2010 (End of Period)	3,258,967	1,901,674	886,931	453,311	1,557,282	608,559	614,570	340,411	10,522,785	1,725,406

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

8)  Security Transactions

As of June 30, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation
Equity Income Fund	$47,083,269	$3,338,314	$(4,137,701)	$(799,387)
Growth Fund	$37,019,844	$2,551,534	$(4,078,070)	$(1,526,536)
Dynamic Growth Fund	$11,600,679	$1,038,525	$(1,836,993)	$(798,468)
Disciplined Large-Cap Fund	$5,301,889	$646,770	$(481,608)	$165,162
Disciplined Mid-Cap Fund	$34,449,895	$5,922,239	$(3,092,409)	$2,829,830
Disciplined Small-Cap Fund	$6,261,846	$497,480	$(907,541)	$(410,061)
Realty Fund	$4,881,914	$2,425,434	$(382,378)	$2,043,056
International Fund	$6,308,657	$700,557	$(606,816)	$93,741
Fixed Income Fund	$169,671,039	$10,593,068	$(192,189)	$10,400,879
Municipal Income Fund	$27,773,250	$1,083,014	$(19,196)	$1,063,818

9)  Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses

As of December 31, 2009, the following Funds identified net realized capital loss carryforwards: the Equity Income Fund had accumulated net realized capital loss carryovers of ($1,295,505) expiring in 2016 and ($3,095,690) expiring in 2017; the Growth Fund had accumulated net realized capital loss carryovers of ($124,283) expiring in 2016 and ($5,659,325) expiring in 2017; the Dynamic Growth Fund had accumulated net realized capital loss carryovers of ($636,024) expiring in 2016 and ($2,623,484) expiring in 2017; the Disciplined Large-Cap Fund had accumulated net realized capital loss carryovers of ($787,399) expiring in 2016 and ($2,105,563) expiring in 2017; and the Disciplined Mid-Cap Fund had accumulated net realized capital loss carryovers of ($7,419,251) expiring in 2016 and ($10,830,692) expiring in 2017; the Disciplined Small-Cap Fund had accumulated net realized capital loss carryovers of ($63,465) expiring in 2014, ($180,780) expiring in 2015, ($1,493,333) expiring in 2016 and ($2,659,434) expiring in 2017; the Realty Fund had accumulated net realized capital loss carryovers of ($86,497) expiring in 2017. The Municipal Income Fund utilized $159 of net realized capital loss carryovers in 2009. To the extent that these Funds realize future net capital gains, those gains will be offset by any unused capital loss carryovers and may not be distributed.

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

11)  Distributions to Shareholders

	Johnson Equity Income Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$714,637
Net Realized Long-Term Capital Gain	0	38,123
Net Realized Short-Term Capital Gain	0	0
Total distributions paid	$0	$752,760
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$34,694
Capital Loss Carryforward	(4,391,195)
Unrealized Appreciation	4,895,403
Total distributable earnings on a tax basis	$538,902

	Johnson Growth Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$258,065
Net Realized Short-Term Capital Gain	0	0
Return of Capital	0	0
Total distributions paid	$0	$285,065
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$30,099
Capital Loss Carryforward	(5,783,608)
Unrealized Appreciation	2,447,979
Total distributable earnings on a tax basis	$(3,305,530)

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

11)  Distributions to Shareholders  – (continued)

	Johnson Dynamic Growth Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Net Realized Long-Term Capital Gain	$0	$32,771
Total distributions paid	$0	$32,771
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$6,105
Capital Loss Carryforward	(3,259,508)
Unrealized Appreciation	696,418
Total distributable earnings on a tax basis	$(2,556,985)

	Johnson Disciplined Large-Cap Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$41,101
Return of Capital	0	0
Total distributions paid	$0	$41,101
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$2,328
Capital Loss Carryforward	(2,892,962)
Unrealized Appreciation	651,426
Total distributable earnings on a tax basis	$(2,239,208)

	Johnson Disciplined Mid-Cap Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$169,954
Return of Capital	0	0
Total distributions paid	$0	$169,954
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$7,381
Capital Loss Carryforward	(18,249,943)
Unrealized Appreciation	8,088,754
Total distributable earnings on a tax basis	$(10,153,808)

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

11)  Distributions to Shareholders  – (continued)

	Johnson Disciplined Small-Cap Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$10,634
Return of Capital	0	2,685
Total distributions paid	$0	$13,319
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(4,397,012)
Unrealized Appreciation	809,174
Total distributable earnings on a tax basis	$(3,587,838)

	Johnson Realty Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$98,112	$191,409
Net Realized Long-Term Capital Gain	0	0
Return of Capital	0	62,198
Total distributions paid	$98,112	$253,607
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	$(86,497)
Unrealized Appreciation	1,880,411
Total distributable earnings on a tax basis	$1,793,914

	Johnson International Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$0	$67,305
Net Realized Short-Term Capital Gain	0	33,535
Total distributions paid	$0	$100,840
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$27,322
Undistributed Long-Term Capital Gain	17,716
Unrealized Appreciation	1,029,864
Total distributable earnings on a tax basis	$1,074,902

NOTES TO THE FINANCIAL STATEMENTS
UNAUDITED

11)  Distributions to Shareholders  – (continued)

	Johnson Fixed Income Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$2,949,249	$5,304,655
Net Realized Long-Term Capital Gain	0	1,653,453
Net Realized Short-Term Capital Gain	0	363,393
Total distributions paid	$2,949,249	$7,321,501
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$13,950
Unrealized Appreciation	5,142,042
Total distributable earnings on a tax basis	$5,155,992

	Johnson Municipal Income Fund
	2010	2009
The tax character of distributions paid is as follows:
Distribution paid from:
Ordinary Income	$375,819	$585,335
Total distributions paid	$375,819	$585,335
As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$3,587
Undistributed Long-Term Capital Gain	156
Unrealized Appreciation	828,788
Total distributable earnings on a tax basis	$832,531

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2009 and held through June 30, 2010.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$906.77	$4.81
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Growth Fund
Actual Fund Return	$1,000.00	$887.77	$4.76
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$879.77	$4.74
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$969.87	$4.97
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$993.77	$5.03
Hypothetical Return	$1,000.00	$1019.84	$5.01
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$890.64	$4.77
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,048.12	$5.16
Hypothetical Return	$1,000.00	$1,019.84	$5.01
Johnson International Fund
Actual Fund Return	$1,000.00	$871.91	$4.72
Hypothetical Return	$1,000.00	$1,019.84	$5.01

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

DISCLOSURE OF EXPENSES (Unaudited)

	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,053.05	$4.40
Hypothetical Return	$1,000.00	$1,020.58	$4.26
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,022.61	$3.31
Hypothetical Return	$1,000.00	$1,021.57	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

The Board of Trustees of Johnson Mutual Funds Trust considered and renewed the Management Agreements between the Trust and the Adviser on May 21, 2010. The Trustees reviewed a memorandum that had been prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, the compensation received for management services, performance for the most recently completed fiscal year end, profitability of each Fund to the Adviser, economies of scale and compliance.

As to the performance of the Funds, the Trustees considered the December 31, 2009 performance data discussed in the February 23, 2010 Board Meeting as well as the performance data through March 31, 2010. These reviews included annual returns as well as one year, five year and ten year performance data of each Fund compared to the appropriate index and compared to a peer group of similar mutual funds at the May 21, 2010 meeting. The Trustees reviewed the Morningstar percentile ranking by fund category for all of the Funds. The Trustees recognized that through March 31, 2010, the Equity Income Fund, and the Growth Fund trailed their respective benchmarks for the trailing 3 month and trailing 12 month periods, but were out-performing their benchmarks for the trailing 3 year period. The Dynamic Growth Fund trailed its benchmark for the trailing 3 month, trailing 12 month and trailing 3 year periods. The Disciplined Large-Cap and Disciplined Mid-Cap Funds out-performed their respective benchmarks for the trailing 3 month and trailing 12 month periods, but lagged for the trailing 3 year period. The Disciplined Small-Cap under-performed its benchmark for the trailing 3 month and trailing 3 year periods, but out-performed for the trailing 12 month period. The Realty Fund and Municipal Bond Fund slightly under-performed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year periods. The Fixed Income Fund and JIC Institutional Funds have out-performed their respective benchmarks for the trailing 3 month, trailing 12 month and trailing 3 year periods. Mr. Coates emphasized that performance for the Funds should be considered over the longer term. Mr. Coates also explained that most of the underperformance of the funds had to do with sector allocation mixes. After discussion, the Trustees indicated that it was their consensus that the performance of each Fund was reasonable, particularly given the explanations received for the Funds that had underperformed.

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum which described the Adviser’s business and personnel. They discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management. The Trustees also discussed the Adviser’s compliance program and the resources directed to compliance. They observed that reports of shareholder complaints are virtually non-existent, and that the results of recent regulatory examinations and internal control reviews have been generally positive. It was the consensus of the Trustees that the nature and extent of services provided by the Adviser under the Management Agreements were consistent with the Board’s expectations, and that the overall quality of the services was excellent. Mr. Bischoff provided an overview to the Adviser’s current health and viability. He reported that the business of the Adviser is healthy.

As to the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2009 by each Fund, in total dollars. The Trustees also reviewed a report which indicated average expense ratios for mutual funds in comparative categories. The Trustees agreed that the information on industry averages was most helpful. They also reviewed a ranking of the expense ratios of Johnson Funds compared to all mutual funds as ranked and contained in the applicable Morningstar universe. The Trustees discussed the fact that the Adviser pays all of the Funds’ expenses, and that this must be considered when approving the agreements. The Trustees noted that each Johnson Fund had a ranking in the lower third of its Morningstar universe, and that most of the Funds had rankings significantly below the mean. The Trustees also discussed the profitability of the Funds to the Adviser and a representative of the Adviser reported on the Adviser’s financial condition and current business environment.

The Trustees concluded that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis.

The Trustees concluded that because the Funds were clearly among the lower deciles in expense ratio, and given the size of the Funds and other data, that there were no excessive profits being derived from the Funds. The Trustees indicated that they understood and agreed that, if the size of the Funds were to grow substantially or the expense ratio comparisons were to change significantly, the Trustees would consider requesting break points in the advisory fees in recognition of certain economies of scale that might be realized by the Adviser.

The Fund’s CCO reminded the Trustees that they reviewed the Adviser’s soft dollar arrangements at each Board meeting and that the Funds did not use an affiliated broker to execute security transactions on behalf of the Funds. He indicated his opinion that the soft dollar commissions for the Funds were in line with industry standards and reported that the percentage of soft dollar commissions were lower for the Funds than for the Adviser as a whole. It was the consensus of the Trustees that the fees earned by the Adviser, along with the other benefits derived from managing the Funds, were reasonable.

REVIEW AND RENEWAL OF MANAGEMENT AGREEMENTS

In conclusion, the Trustees indicated that they were satisfied with the quality of investment advisory services provided by the Adviser in the past, and that the Adviser had done an excellent job of providing high quality services to the Funds on a cost effective basis. The Trustees did not identify any single factor in evaluating the contracts and determined based on their review that the renewal of each Management Agreement was in the best interest of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year. He indicated that they were highly satisfied with the quality of services provided in the past.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (68) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (81) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (68) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (44) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company from 2001 to 2005	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (51) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (46) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (44) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (38) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

PNC Bank
4100 W. 150th Street
Cleveland, Ohio 44135

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual Report	June 30, 2010 - Unaudited

♦	JIC Institutional Bond Fund I
♦	JIC Institutional Bond Fund II
♦	JIC Institutional Bond Fund III
♦	Johnson Enhanced Return Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio  45247
513-661-3100
800-541-0170
www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS	June 30, 2010 - Unaudited

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	10
Johnson Enhanced Return Fund	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Change in Net Assets	16

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21

Disclosure of Expenses	26

Additional Information	27

Review and Renewal of Management Agreements	28

Trustees and Officers Table	30

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

JOHNSON MUTUAL FUNDS	June 30, 2010 - Unaudited

August 2010

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2010-Semi-Annual Report.  On the following pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index.  The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The stock market enjoyed four straight quarters of strong positive returns through March 2010, but that ended in dramatic fashion as the S&P 500 Index lost 11.4% for the quarter ending June 30.  Investors worldwide focused on continuing economic issues and global credit concerns, leading many stock markets around the world to perform even worse than the U.S. market.  The MSCI EAFE Index of developed foreign markets lost 13.8% for the quarter.  In contrast, as is often the case when stock markets decline so sharply, the bond market provided a positive return with the Barclays Aggregate Index up 3.5%.

The U.S. economy has grown over the three quarters that began in April 2009, and it is currently projected to have grown at a 3% rate in the second quarter of 2010.  However, slow employment growth hangs over the market as many companies are reluctant to hire in light of economic and political uncertainties.  Given the high level of unemployment, growth in consumer spending will be difficult to achieve in the near term, which is a problem since consumer spending accounts for about 70% of the economy.  If the tax cuts from 2001 and 2003 expire as scheduled, it would be another obstacle for the consumer to overcome and will affect economic growth.  While the administration has made a proposal on tax rates, congress has yet to address the topic as financial reform and health care legislation have been the key focus.

With the financial turmoil in Europe, the dollar and U.S. government bonds benefited from a flight to safety.  Treasury interest rates continue to be extremely low, and on maturities a year and longer, they have actually declined this year.  Concerns about the economy have generally kept interest rates on corporate bonds from falling as much during the last quarter, as investors perceive their relative risk may be increasing.  In this environment, higher quality investments are our focus in both the stock and bond markets.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs.  As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions.  Thank you.

Sincerely,

Timothy E. Johnson, President

1

Performance Review – June 30, 2010

JIC Institutional Bond Fund I

The JIC Fund I provided a total return of 2.47% for the first six months of 2010 compared to a 1.88% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.  The Fund’s modestly longer-than benchmark maturity structure added to performance during the period, while the Fund’s emphasis on corporate bonds detracted from performance.

While the year began with economic indicators largely exceeding expectations, the market shifted to a decidedly more cautious stance beginning in April.  As concerns about the European debt crisis spread, Treasury yields fell and yield spreads of corporate bonds widened.  Concerns began to emerge about a domestic, economic “soft patch” as well, causing the stock market to sell-off and investors to flock to the safety of bonds backed by the US government or its agencies.  Treasuries, Agencies and agency-backed mortgage securities all benefitted from this trend.  Relative to the benchmark, the Fund has less of these government-related securities and more corporate bonds as indicated by the Holdings by Industry Sector Chart on this page.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  While many sectors of the bond market look rich historically, investment grade corporate bonds and taxable municipal bonds stand out as investments offering a compelling combination of both quality and yield.  While the narrowing in yield spreads has paused as investors grapple with global economic uncertainty, spreads remain elevated by historical standards.  There is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize, though this yield spread compression is likely to be choppy.

In addition, we expect to add value from our yield curve exposure and maturity structure.  The yield curve is historically steep with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates anticipating eventual economic recovery.  We have positioned our maturity structure to capture the slope of the yield curve as the eventual Fed tightening cycle is pushed farther and farther out into the future.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

Average Annual Total Returns As of June 30, 2010
	JIC Institutional Bond Fund I	Merrill Lynch 1-3 Year Gov't/Corp Index (No BBB)
Six Month	2.47%	1.88%
One Year	5.30%	3.36%
Three Years	5.98%	4.86%
Five Years	5.01%	4.35%
Since Inception*	4.56%	4.51%

 *Inception was August 31, 2000.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.
2

Performance Review – June 30, 2010

JIC Institutional Bond Fund II

The JIC Fund II provided a total return of 4.98% for the first six months of 2010 compared to a 4.50% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.  The Fund’s modestly longer-than benchmark maturity structure added to performance during the period, while the Fund’s emphasis on corporate bonds detracted from performance.

While the year began with economic indicators largely exceeding expectations, the market shifted to a decidedly more cautious stance beginning in April.  As concerns about the European debt crisis spread, Treasury yields fell and yield spreads of corporate bonds widened.  Concerns began to emerge about a domestic, economic “soft patch” as well, causing the stock market to sell-off and investors to flock to the safety of bonds backed by the US government or its agencies.  Treasuries, Agencies and agency-backed mortgage securities all benefitted from this trend.  Relative to the benchmark, the Fund has less of these government-related securities and more corporate bonds as indicated by the Holdings by Industry Sector Chart on this page.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  While many sectors of the bond market look rich historically, investment grade corporate bonds and taxable municipal bonds stand out as investments offering a compelling combination of both quality and yield.  While the narrowing in yield spreads has paused as investors grapple with global economic uncertainty, spreads remain elevated by historical standards.  There is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize, though this yield spread compression is likely to be choppy.

In addition, we expect to add value from our yield curve exposure and maturity structure.  The yield curve is historically steep with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates anticipating eventual economic recovery.  We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure.  We have reduced our exposure to 5 - 10 year maturity bonds and increased exposure to both 5 year and shorter and 20 year and longer maturities.  This structure has historically outperformed a pure intermediate structure during both Fed tightening cycles and economic crisis as the yield curve flattens.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

Average Annual Total Returns As of June 30, 2010
	JIC Institutional Bond Fund II	Merrill Lynch 3-5 Year Gov't/Corp Index (No BBB)
Six Month	4.98%	4.50%
One Year	9.64%	7.72%
Three Years	7.99%	7.14%
Five Years	5.89%	5.36%
Since Inception*	5.73%	6.06%

*Inception was August 31, 2000.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.
3

Performance Review – June 30, 2010

JIC Institutional Bond Fund III

The JIC Fund III provided a total return of 6.55% for the first six months of 2010 compared to a 7.05% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.  The Fund’s modestly longer-than benchmark maturity structure added to performance during the period, while the Fund’s emphasis on corporate bonds and more disperse maturity structure detracted from performance.

While the year began with economic indicators largely exceeding expectations, the market shifted to a decidedly more cautious stance beginning in April.  As concerns about the European debt crisis spread, Treasury yields fell and yield spreads of corporate bonds widened.  Concerns began to emerge about a domestic, economic “soft patch” as well, causing the stock market to sell-off and investors to flock to the safety of bonds backed by the US government or its agencies.  Treasuries, Agencies and agency-backed mortgage securities all benefitted from this trend.  Relative to the benchmark, the Fund has less of these government-related securities and more corporate bonds as indicated by the Holdings by Industry Sector Chart on this page.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  While many sectors of the bond market look rich historically, investment grade corporate bonds and taxable municipal bonds stand out as investments offering a compelling combination of both quality and yield.  While the narrowing in yield spreads has paused as investors grapple with global economic uncertainty, spreads remain elevated by historical standards.  There is still ample room for corporate bonds to outperform the benchmark as the economy and spreads normalize, though this yield spread compression is likely to be choppy.

In addition, we expect to add value from our yield curve exposure and maturity structure.  The yield curve is historically steep with short-rates held down by exceptionally stimulative Federal Reserve policy and long rates anticipating eventual economic recovery.  We have positioned our maturity structure to benefit from a flattening yield curve through a modified, barbell structure.  We have reduced our exposure to 5 - 10 year maturity bonds and increased exposure to both 5 year and shorter and 20 year and longer maturities.  This structure has historically outperformed a pure intermediate structure during both Fed tightening cycles and economic crisis as the yield curve flattens.

We believe this combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

Average Annual Total Returns As of June 30, 2010
	JIC Institutional Bond Fund III	Merrill Lynch 5-7 Year Gov't/Corp Index (No BBB)
Six Month	6.55%	7.05%
One Year	11.82%	10.84%
Three Years	9.47%	8.41%
Five Years	6.50%	5.91%
Since Inception*	6.48%	6.98%

*Fund inception was August 31, 2000.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.
4

Performance Review – June 30, 2010

Johnson Enhanced Return Fund

The total return for the Enhanced Return Fund was -4.91% for the first half of 2010 compared to -6.65% for the S&P 500 Index.  The return for the past 12 months was also better than the Index, rising 19.11% compared to 14.43% for the S&P 500.  The Fund outperformed its benchmark in all four quarters of the past year and ten of the past twelve months.  This consistently superior performance is the result of effective bond management in the fixed income portfolio that enhances the S&P 500 futures contracts and the continued low absolute level of short term interest rates.  Low rates typically result in low implied costs for entering into futures contracts, making them more closely track the price volatility of the market index.

The bond portfolio that enhances the underlying value of the equity futures contracts performed well during the first half of the year for several reasons.  First, the level of most interest rates declined during the period which resulted in positive performance.  In addition, the slope of the yield curve remains highly upward sloping providing greater yield to the bond portfolio than the implied cost of futures contracts.  The average maturity of the Fund is just slightly less than two years.  Finally, the majority of the bonds in the portfolio are invested in high quality corporate securities which further enhance the overall yield of the portfolio.  The average credit quality of the portfolio is rated AA.  Although yield spreads in such bonds has been more volatile this year, the diversification of the portfolio has helped to increase its average yield and provided added relative value.

The Fund remains committed to high quality corporate bonds with an average maturity of approximately two years which are anticipated to provide superior yield to the notional value of the futures portfolio.  We anticipate continued sluggish economic growth for the rest of the year which will keep interest rates low, but yield spreads relatively steady near current levels.  The cost of carry on the futures contracts is expected to remain low as well, until the Federal Reserve begins to raise short-term interest rates.  This will not occur until economic activity sustainably improves.  Previously we had expected this to occur toward the end of 2010, but it is not likely to transpire until sometime next year.  As we move closer to the time period when the Fed alters its monetary policy, we will shorten the duration of bonds in the account and adjust the structure of holdings to better take advantage of potentially rising interest rates.

Average Annual Total Returns As of June 30, 2010
	Enhanced Return Fund	S&P 500 Index
Six Month	-4.91%	-6.65%
One Year	19.11%	14.43%
Three Years	-7.80%	-9.79%
Since Inception*	-0.86%	-2.11%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.
5

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2010 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Allstate Corporation Senior Unsecured Notes, 5.000% Due 08/15/14	1,500,000	1,636,377
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,132,755
Bank of New York Notes, 4.950% Due 01/14/11	510,000	520,586
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,051,222
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	230,614
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,057,977
Citigroup Incorporated Notes, 5.125% Due 02/14/11	1,500,000	1,527,065
JP Morgan Chase and Company Senior Subordinated Notes, 6.750% Due 02/01/11	1,170,000	1,208,219
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,135,000	1,212,809
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,059,586
Northern Trust Company Subordinated Notes, 4.600% Due 02/01/13	1,035,000	1,104,382
PNC Funding Corporation, 5.125% Due 12/14/10	530,000	539,419
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	500,000	566,860
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,056,085
Wachovia Corporation, 5.350% Due 03/15/11	500,000	512,418
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	500,000	528,586
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	514,347
Total Finance: 26.4%		$15,459,307

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 3/15/14	1,400,000	1,525,913
American Home Products, Step Up Coupon, 6.950% Due 03/15/11	877,000	913,654
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,210,725
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,153,240
General Electric Company Notes, 5.000% Due 02/01/13	800,000	858,403
IBM Corp, 4.750% Due 11/29/12	1,106,000	1,197,943
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,989,256
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,029,539
Total Industrial: 18.6%		$10,878,673

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,154,076
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	1,017,150
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	1,250,000	1,260,559
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,154,474
Total Utilities: 7.9%		$4,586,259

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,738,708
Federal Home Loan Mortgage Corporation, 3.250% Due 03/18/14	2,000,000	2,039,060
Federal National Mortgage Association Notes (Callable 9/29/10 @ $100), 3.125% Due 09/29/14	2,000,000	2,014,122
Federal National Mortgage Association Notes, Step Up Coupon 2.000% Due 03/26/15	2,500,000	2,556,847
Tennessee Valley Authority, 5.625% Due 01/18/11	1,000,000	1,028,859
Total United States Government Agency Obligations: 17.7%		$10,377,596

United States Government Agency Obligations - Mortgage-Backed Securities
Federal National Mortgage Association CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	111,222	112,598
Federal Home Loan Bank CMO Series 00-0582 Class H, 4.750% Due 10/25/10	871,595	898,008
Freddie Mac Gold MBS 7 Year Balloon, 5.000% Due 11/1/10	199,664	202,195
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	415,444	443,864
Total United States Government Agency Obligations- Mortgage-Backed Securities: 2.8%		$1,656,665

United States Government Treasury Obligations
United States Treasury Note, 4.125% Due 08/31/12	2,000,000	2,151,094
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,154,532
United States Treasury Note, 4.250% Due 08/15/15	2,500,000	2,795,507
Total United States Government Treasury Obligations: 12.1%		$7,101,133

Taxable Municipal Bonds
Northern Kentucky Water District Build America Bond, 2.500% Due 11/01/11	700,000	701,652
Total Taxable Municipal Bonds: 1.2%		$701,652

Sovereign Bonds
Province of Ontario Senior Unsecured Note, 2.700% Due 06/16/15	1,500,000	1,512,815
Total Sovereign Bonds: 2.6%		$1,512,815

Total Fixed Income - Bonds: 89.3%		$52,274,100
(Fixed Income Identified Cost $50,333,900)

Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund, 0.08% yield*	5,167,204	5,617,204
Total Cash Equivalents: 9.6%		$5,617,204
(Cash Equivalents Identified Cost $5,617,204)

Total Portfolio Value: 98.9%		$57,891,304
(Total Portfolio Identified Cost $55,951,104)

Other Assets Less Liabilities 1.1%		$634,807

Total Net Assets: 100.0%		$58,526,111

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.
CMO = Collateralized Mortgage Obligation
MBS = Mortgage Backed Security

The accompanying notes are an integral part of these financial statements.
6

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2010 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Bank of America Corporation Senior Notes, 7.375% Due 05/15/14	300,000	336,228
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	997,683
Bank of New York Mellon Senior Subordinated Notes, 5.500% Due 12/01/17	1,500,000	1,619,469
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,096,905
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	785,302
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	1,001,136
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	1,025,029
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,104,235
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,128,393
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	491,257
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	684,406
US Bank, 4.950% Due 10/30/14	615,000	670,872
US Bank, 6.375% Due 08/01/11	650,000	686,455
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,250,748
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	1,064,387
Total Finance: 23.7%		$13,942,505

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,250,022
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,019,715
General Electric Capital Corporation Notes, 6.000% Due 06/15/12	1,550,000	1,668,761
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,191,444
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,121,417
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	1,000,000	1,295,034
Target Corporation, 6.350% Due 01/15/11	400,000	411,816
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	706,784
Wal-Mart Stores Incorporated Senior Unsecured Notes, 7.500% Due 02/15/30	500,000	663,425
Total Industrial: 15.8%		$9,328,418

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	793,765
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	500,000	577,038
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	743,628
National Rural Utilities, 10.375% Due 11/01/18	500,000	694,386
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,100,000	1,207,041
Total Utilities: 6.8%		$4,015,858

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,724,942
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	584,064
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,603,900
Federal National Mortgage Association Notes, Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,556,848
Federal National Mortgage Association Notes (Callable 10/29/10 @ $100), 3.000% Due 10/29/14	2,500,000	2,520,600
Federal Home Loan Mortgage Corporation, 3.000% Due 04/21/14	1,000,000	1,000,000
Tennessee Valley Authority, 6.250% Due 12/15/17	825,000	1,004,463
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	167,425
Total United States Government Agency Obligations: 19.0%		$11,162,242

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	2,036,349
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	620,809	625,839
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	881,431
Total United States Government Agency Obligations - Mortgage Backed Securities: 6.0%		$3,543,619

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,500,000	2,741,603
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,703,204
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,222,344
Total United States Government Treasury Obligations: 11.3%		$6,667,151

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,120,387
Total Sovereign Bonds: 1.9%		$1,120,387

Taxable Municipal Bonds
Florida Atlantic University Capital Improvement Revenue - Build America Bonds
Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/37	1,000,000	1,098,130
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	725,000	756,567
University of Cincinnati Ohio General Receipts Revnue Build America Bond, 5.117% Due 06/01/21	1,435,000	1,443,136
Total Taxable Municipal: 5.6%		$3,297,833

Total Fixed Income - Bonds: 90.1%		$53,078,013
(Fixed Income Identified Cost $49,804,188)

Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund, 0.08% yield*	6,695,465	6,695,465
Total Cash Equivalents: 11.4%		$6,695,465
(Cash Equivalents Identified Cost $6,695,465)

Total Portfolio Value: 101.5%		$59,773,478
(Total Portfolio Identified Cost $56,499,653)

Other Liabilities in Excess of Assets: (1.5%)		$(858,686)

Total Net Assets: 100.0%		$58,914,792

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.
CMO = Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.
7

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2010 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,596,293
Bank of New York Mellon, Senior Unsecured Notes, 5.450% Due 05/15/19	1,400,000	1,562,964
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,096,905
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	785,302
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/17	1,000,000	1,025,029
J.P. Morgan and Company Subordinated Notes, 5.250% Due 01/30/13	1,000,000	1,064,877
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,128,393
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	1,002,565
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	534,693
US Bank Subordinated Notes, 4.800% Due 04/15/15	1,500,000	1,626,170
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	1,038,757
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,756,239
Total Finance: 25.0%		$14,218,187

Industrial
Abbott Laboratories, Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,171,369
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,272,499
Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,019,715
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,076,620
General Electric Company Notes, 5.000% Due 02/01/13	500,000	536,502
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	2,118,535
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,099,614
Target Corporation, 6.350% Due 01/15/11	400,000	411,816
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,148,026
Wal-Mart Stores Incorporated Senior Unsecured Notes,7.500% Due 02/15/30	1,500,000	1,990,275
Total Industrial: 20.7%		$11,844,971

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	793,765
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	485,294
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	888,172
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,097,310
Total Utilities: 5.7%		$3,264,541

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,156,178
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,421,177
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	890,591
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,137,326
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	840,607
Tennessee Valley Authority, 4.875% Due 12/15/16	500,000	563,897
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	608,765
Tennessee Valley Authority, 7.125% Due 05/01/30	2,250,000	3,026,160
Total United States Government Agency Obligations: 20.4%		$11,644,701

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp., Pool 2963 Class DM, 5.500% Due 08/15/33	2,000,000	2,172,106
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	771,252
Freddie Mac CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	955,559
Government National Mortgage Association, 5.500% Due 02/15/17	120,347	130,390
Total United States Government Agency Obligations - Mortgage Backed Securities: 7.1%		$4,029,307

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,263,906
United States Treasury Notes, 3.500% Due 02/15/39	1,500,000	1,393,359
United States Treasury Note, 4.625% Due 02/15/17	800,000	914,062
United States Treasury Note, 4.125 Due 05/15/15	1,200,000	1,333,406
Total United States Government Treasury Obligations: 10.4%		$5,904,733

Taxable Municipal Bonds
Florida Atlantic University Capital Improvement Revenue - Build America Bonds
Federally Taxable (Callable 7/1/20 @ $100) 7.589% Due 07/01/37	1,785,000	1,960,162
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	750,000	782,655
University of Cincinnati Ohio General Receipts Revnue Build America Bond, 4.667% Due 06/01/18	1,000,000	1,004,670
Total Taxable Municipal: 6.6%		$3,747,487

Total Fixed Income - Bonds: 95.9%		$54,653,927
(Fixed Income Identified Cost $50,407,470)

Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund, 0.08% yield*	2,665,029	2,665,029
Total Cash Equivalents: 4.7%		$2,665,029
(Cash Equivalents Identified Cost $2,665,029)

Total Portfolio Value: 100.6%		$57,318,956
(Total Portfolio Identified Cost $53,072,499)

Other Liabilities in Excess of Assets: (0.6%)		$(339,044)

Total Net Assets: 100.0%		$56,979,912

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.
CMO = Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.
8

Johnson Enhanced Return Fund	Portfolio of Investments as of June 30, 2010 - Unaudited

Fixed Income Securities - Bonds
	Face Value	Fair Value
Finance
Allstate Corporation Senior Unsecured Notes, 6.200% Due 05/16/14	1,000,000	1,134,351
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,037,755
Bank of America Corporation, 7.500% Due 03/15/12	500,000	537,184
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	847,386
Bank of New York Mellon, 6.375% Due 04/01/12	1,010,000	1,096,450
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	525,611
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,049,966
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	533,403
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	1,069,050
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,034,810
PNC Funding Corporation Bank Guarantee Notes, 5.125% Due 12/14/10	750,000	763,328
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	379,632
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,167,732
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,057,172
Total Finance: 30.2%		$12,233,830

Industrial
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,490,222
General Mills Incorporated Senior Unsecured Notes, 6.000% Due 02/15/12	500,000	538,726
IBM Corporation, 7.500% Due 06/15/13	550,000	642,157
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,086,852
Kraft Foods Incorporated Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	659,269
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	705,000	767,736
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	500,000	551,518
XTO Energy Incorporated Senior Unsecured Notes, 5.900% Due 08/01/12	500,000	546,419
Total Industrials: 18.0%		$7,282,899

Utilities
Alabama Power Company Notes, 4.700% Due 12/01/10	275,000	279,596
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	815,000	917,289
Midamerican Energy Holdings, Senior Unsecured Notes, 5.875% Due 10/01/12	510,000	552,160
National Rural Utilities Collateral Trust, 4.375% Due 10/01/10	250,000	252,112
National Rural Utilities Collateral Trust, 5.500% Due 07/01/13	300,000	331,917
Verizon Global Funding Corporation Senior Unsecured Notes, 7.250% Due 12/01/10	800,000	821,648
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	542,936
Total Utilities: 9.1%		$3,697,658

Taxable Municipal Bonds
Campbell, Kenton, & Boone Counties Kentucky Sanitation District Revenue
Build America Bonds (Federally Taxable), 3.500% Due 08/01/13	380,000	389,458
Total Municipal Bonds: 1.0%		$389,458

United States Government Agency Obligations
Federal National Mortgage Association Notes, (Callable 8/25/10 @ $100) 3.500% Due 08/25/14	2,000,000	2,008,984
Federal National Mortgage Association Notes, Step Up Coupon, 2.000% Due 03/26/15	1,500,000	1,534,108
Federal National Mortgage Association Notes, (Callable 9/29/10 @ $100) 3.125% Due 09/29/14	2,000,000	2,014,122
Total United States Government Agency Obligations: 13.6%		$5,557,214

United States Government Agency Obligations - Mortgage Backed Securities
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	540,035	571,849
Federal Home Loan Bank CMO Series 00-0582 Cl. H, 4.750% Due 10/25/10	435,797	449,004
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	110,946	112,318
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	237,103	242,138
Total United States Government Agency Obligations - Mortgage Backed Securities: 3.4%		$1,375,309

United States Government Treasury Obligations
United States Treasury Bill, 0.000% Due 09/23/10 (a)**	4,500,000	4,497,731
Total United States Government Treasury Obligations: 11.1%		$4,497,731

Total Fixed Income - Bonds: 86.4%		$35,034,099
(Fixed Income Identified Cost $34,077,855)

Cash Equivalents
Federated Ohio Municipal Cash Trust Money Market Fund 0.08% yield*	5,440,679	5,440,679
Total Cash Equivalents: 13.4%		$5,440,679
(Cash Equivalents Identified Cost $5,440,679)

Total Portfolio Value: 99.8%		$40,474,778
(Total Portfolio Identified Cost $39,518,534)

Other Assets Less Liabilities 0.2%		$91,918

Total Net Assets: 100.0%		$40,566,696

Futures Contracts	Long	Unrealized
	Contracts	Depreciation
E-mini Standard & Poors 500 expiring September 2010	767	$(3,167,710)
(Notional Value of $39,527,729)

* Variable rate security, the coupon rate shown represents the rate as of June 30, 2010.
** Non-income producing security
(a) - Pledged as collateral on Futures Contracts
CMO = Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.
9

JOHNSON MUTUAL FUNDS	June 30, 2010 - Unaudited

Statement of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$57,891,304	$59,773,478	$57,318,956	$40,474,778
Cash Held at Broker	0	0	0	39,375
Interest Receivable	648,432	589,987	674,118	398,433
Total Assets	$58,539,736	$60,363,465	$57,993,074	$40,912,586

Liabilities:
Investment Securities Purchased	$0	$1,435,000	$1,000,000	$0
Accrued Management Fee	13,625	13,673	13,162	12,245
Payable for Variation Margin on Futures Contracts	0	0	0	333,645
Total Liabilities	$13,625	$1,448,673	$1,013,162	$345,890

Net Assets	$58,526,111	$58,914,792	$56,979,912	$40,566,696

Net Assets Consist of:
Paid in Capital	$57,220,808	$55,146,429	$52,410,651	$58,849,103
Accumulated Undistributed Net Investment Income	25,478	29,434	12,625	25,274
Accumulated Undistributed Net Realized Gain
(Loss) from Security Transactions & Futures	(660,375)	465,104	310,179	(16,096,215)
Net Unrealized Gain on Investments	1,940,200	3,273,825	4,246,457	956,244
Net Unrealized Loss on Futures Contracts	0	0	0	(3,167,710)

Net Assets	$58,526,111	$58,914,792	$56,979,912	$40,566,696

Shares Outstanding (Unlimited
Amount Authorized)	3,803,773	3,643,800	3,478,396	3,727,243

Offering, Redemption and
Net Asset Value Per Share	$15.39	$16.17	$16.38	$10.88

*Identified Cost of Securities	$55,951,104	$56,499,653	$53,072,499	$39,518,534

The accompanying notes are an integral part of these financial statements.
10

JOHNSON MUTUAL FUNDS	June 30, 2010 - Unaudited

Statement of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Period Ended	Period Ended	Period Ended	Period Ended
	6/30/2010	6/30/2010	6/30/2010	6/30/2010
Investment Income:
Interest	$1,072,328	$1,264,343	$1,285,234	$711,465
Dividends	0	0	0	0
Total Investment Income	$1,072,328	$1,264,343	$1,285,234	$711,465
Expenses:
Gross Management Fee	$84,039	$83,734	$80,286	$217,251
Total Expenses	$84,039	$83,734	$80,286	$217,251
Management Fee Waiver
(See accompanying note #4)	$(2,802)	$(2,792)	$(2,677)	$(141,213)
Net Expenses	$81,237	$80,942	$77,609	$76,038

Net Investment Income	$991,091	$1,183,401	$1,207,625	$635,427

Net Realized Gain from
Security Transactions	$133,932	$465,104	$202,428	$26,283
Net Realized Gain from
Futures Contracts	0	0	0	351,746
Net Unrealized Gain
on Investments	260,473	1,114,428	2,094,295	153,917
Net Unrealized (Loss)
on Futures Contracts	0	0	0	(3,248,245)

Net Gain (Loss) on Investments	$394,405	$1,579,532	$2,296,723	$(2,716,299)

Net Increase (Decrease) in Net Assets
from Operations	$1,385,496	$2,762,933	$3,504,348	$(2,080,872)

The accompanying notes are an integral part of these financial statements.
11

JOHNSON MUTUAL FUNDS	June 30, 2010 - Unaudited

Statement of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2010*	12/31/2009	6/30/2010*	12/31/2009	6/30/2010*	12/31/2009	6/30/2010*	12/31/2009
Operations:
Net Investment Income	$991,091	$2,079,047	$1,183,401	$2,326,053	$1,207,625	$2,325,118	$635,427	$1,134,339
Net Realized Gain (Loss)
from Security Transactions	133,932	197,014	465,104	767,913	202,428	980,801	26,283	162,047
Net Realized Gain (Loss)
from Futures Contracts	0	0	0	0	0	0	351,746	11,135,981
Net Unrealized Gain (Loss)
on Investments	260,473	681,571	1,114,428	157,905	2,094,295	82,088	153,917	1,178,646
Net Unrealized Gain (Loss)
on Futures Contracts	0	0	0	0	0	0	(3,248,245)	(1,232,160)
Net Increase (Decrease) in Net
Assets from Operations	$1,385,496	$2,957,632	$2,762,933	$3,251,871	$3,504,348	$3,388,007	$(2,080,872)	$12,378,853

Distributions to Shareholders:
Net Investment Income	$(991,633)	$(2,054,272)	$(1,170,162)	$(2,298,323)	$(1,195,000)	$(2,340,460)	$(626,856)	$(1,134,177)
Net Realized Gain from
Security Transactions	0	0	0	(523,998)	0	(858,372)	0	0
Net (Decrease) in Net Assets
from Distributions	$(991,633)	$(2,054,272)	$(1,170,162)	$(2,822,321)	$(1,195,000)	$(3,198,832)	$(626,856)	$(1,134,177)

Capital Share Transactions:
Proceeds From Sale of Shares	$6,609,352	$9,349,484	$5,805,507	$8,376,373	$5,045,361	$7,814,852	$11,639,928	$8,785,000
Net Asset Value of Shares Issued on
Reinvestment of Distributions	0	0	0	523,998	0	858,373	626,856	1,134,177
Cost of Shares Redeemed	(3,397,125)	(8,747,142)	(3,171,951)	(9,290,350)	(2,782,780)	(9,382,084)	(11,642,644)	(15,831,444)
Net Increase (Decrease) in Net
Assets from Capital Share Transactions	$3,212,227	$602,342	$2,633,556	$(389,979)	$2,262,581	$(708,859)	$624,140	$(5,912,267)

Net Change in Net Assets	$3,606,090	$1,505,702	$4,226,327	$39,571	$4,571,929	$(519,684)	$(2,083,588)	$5,332,409

Net Assets at Beginning of Period	$54,920,021	$53,414,319	$54,688,465	$54,648,894	$52,407,983	$52,927,667	$42,650,284	$37,317,875

Net Assets at End of Period	$58,526,111	$54,920,021	$58,914,792	$54,688,465	$56,979,912	$52,407,983	$40,566,696	$42,650,284

Including Accumulated Undistributed Net
Investment Income (Loss)	$25,478	$26,020	$29,434	$16,195	$12,625	$0	$25,274	$16,703

* - Unaudited

The accompanying notes are an integral part of these financial statements.
12

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund I:

	Unaudited
	1/1/2010 to		Year Ended December 31
	6/30/2010		2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.28		$15.01	$14.84	$14.60	$14.54	$14.77

Operations:
Net Investment Income	$0.26		$0.61	$0.62	$0.61	$0.56	$0.50
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.11		$0.26	$0.17	$0.24	$0.06	$(0.23)
Total Operations	$0.37		$0.87	$0.79	$0.85	$0.62	$0.27

Distributions:
Distributions from Net Investment Income	$(0.26)		$(0.60)	$(0.62)	$(0.61)	$(0.56)	$(0.50)
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.26)		$(0.60)	$(0.62)	$(0.61)	$(0.56)	$(0.50)

Net Asset Value at End of Period	$15.39		$15.28	$15.01	$14.84	$14.60	$14.54

Total Return(a)	2.47%	(b)	5.89%	5.47%	5.96%	4.39%	1.87%

Net Assets End of Period (Millions)	$58.53		$54.92	$53.41	$59.97	$57.67	$56.40

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	(d)	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.48%	(d)	3.98%	4.11%	4.14%	3.88%	3.43%
Average Net Assets after Waiver	3.49%	(d)	3.99%	4.14%	4.16%

Portfolio Turnover Rate	20.76%		29.96%	29.25%	25.40%	26.22%	28.26%

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Not annualized.
(c) In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively (See accompanying note #4)
(d) Annualized

The accompanying notes are an integral part of these financial statements.
13

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund II:

	Unaudited
	1/1/2010 to		Year Ended December 31
	6/30/2010		2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.72		$15.59	$15.26	$14.94	$14.99	$15.36

Operations:
Net Investment Income	$0.33		$0.71	$0.69	$0.68	$0.66	$0.63
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.45		$0.27	$0.33	$0.32	$(0.05)	$(0.37)
Total Operations	$0.78		$0.98	$1.02	$1.00	$0.61	$0.26

Distributions:
Distributions from Net Investment Income	$(0.33)		$(0.70)	$(0.69)	$(0.68)	$(0.66)	$(0.63)
Distributions from Net Realized Capital Gains	$0.00		$(0.15)	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.33)		$(0.85)	$(0.69)	$(0.68)	$(0.66)	$(0.63)

Net Asset Value at End of Period	$16.17		$15.72	$15.59	$15.26	$14.94	$14.99

Total Return(a)	4.98%	(b)	6.43%	6.89%	6.87%	4.18%	1.71%

Net Assets End of Period (Millions)	$58.91		$54.69	$54.65	$60.26	$57.84	$55.96

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	(d)	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.18%	(d)	4.48%	4.42%	4.51%	4.43%	4.14%
Average Net Assets after Waiver	4.19%	(d)	4.49%	4.45%	4.53%

Portfolio Turnover Rate	12.76%		24.75%	13.24%	16.41%	17.25%	23.35%

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Not annualized.
(c) In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively (See accompanying note #4)
(d) Annualized

The accompanying notes are an integral part of these financial statements.
14

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period for the JIC Institutional Bond Fund III:

	Unaudited
	1/1/2010 to		Year Ended December 31
	6/30/2010		2009	2008	2007	2006	2005

Net Asset Value Beginning of Period	$15.71		$15.64	$15.40	$15.05	$15.21	$15.68

Operations:
Net Investment Income	$0.35		$0.74	$0.75	$0.73	$0.73	$0.72
Net Gains (Losses) on Securities
(Realized and Unrealized)	$0.67		$0.33	$0.42	$0.35	$(0.16)	$(0.47)
Total Operations	$1.02		$1.07	$1.17	$1.08	$0.57	$0.25

Distributions:
Distributions from Net Investment Income	$(0.35)		$(0.74)	$(0.75)	$(0.73)	$(0.73)	$(0.72)
Distributions from Net Realized Capital Gains	$0.00		$(0.26)	$(0.18)	$0.00	$0.00	$0.00
Total Distributions	$(0.35)		$(1.00)	$(0.93)	$(0.73)	$(0.73)	$(0.72)

Net Asset Value at End of Period	$16.38		$15.71	$15.64	$15.40	$15.05	$15.21

Total Return(a)	6.55%	(b)	7.07%	7.89%	7.42%	3.92%	1.65%

Net Assets End of Period (Millions)	$56.98		$52.41	$52.93	$57.60	$54.67	$51.61

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	(d)	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.45%	(d)	4.68%	4.80%	4.83%	4.89%	4.70%
Average Net Assets after Waiver	4.46%	(d)	4.69%	4.83%	4.85%

Portfolio Turnover Rate	13.23%		20.09%	12.59%	17.73%	14.71%	31.83%

(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Not annualized.
(c) In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively (See accompanying note #4)
(d) Annualized

The accompanying notes are an integral part of these financial statements.

15

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Period for the Johnson Enhanced Return Fund:

	Unaudited
	1/1/2010 to		Period Ended December 31
	6/30/2010		2009	2008	2007	2006	2005*

Net Asset Value Beginning of Period	$11.61		$9.00	$15.03	$16.20	$15.00	$0.00

Operations:
Net Investment Income	$0.17		$0.28	$0.50	$0.78	$0.51	$0.00
Net Gains (Losses) on Securities and
Futures Contracts (Realized and Unrealized)	$(0.73)		$2.61	$(6.03)	$0.14	$1.80	$0.00
Total Operations	$(0.56)		$2.89	$(5.53)	$0.92	$2.31	$0.00

Distributions:
Distributions from Net Investment Income	$(0.17)		$(0.28)	$(0.50)	$(0.76)	$(0.53)	$0.00
Distributions from Net Realized Capital Gains	$0.00		$0.00	$0.00	$(1.33)	$(0.58)	$0.00
Total Distributions	$(0.17)		$(0.28)	$(0.50)	$(2.09)	$(1.11)	$0.00

Net Asset Value at End of Period	$10.88		$11.61	$9.00	$15.03	$16.20	$15.00

Total Return(a)	(4.91%)	(b)	32.65%	(37.58%)	5.66%	15.59%	0.00%

Net Assets End of Period (Millions)	$40.57		$42.65	$37.32	$54.62	$52.36	$0.98

Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	(d)	1.00%	1.00%	1.00%	1.00%	0.00%
Average Net Assets after Waiver	0.35%	(d)	0.35%	0.35%	0.35%	0.35%	0.00%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.27%	(d)	2.13%	3.40%	4.00%	4.08%	0.00%
Average Net Assets after Waiver	2.92%	(d)	2.78%	4.05%	4.65%	4.73%	0.00%

Portfolio Turnover Rate	15.00%		42.04%	35.06%	37.32%	17.30%	0.00%

* Commencement Date December 30, 2005
(a) Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Not annualized.
(c) The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35% The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011 (See accompanying note #4)

(d) Annualized

The accompanying notes are an integral part of these financial statements.

16

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital.  The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Security Valuation and Transactions:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation  techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government Securities. U.S. government securities are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Derivative Instruments. Listed derivatives, including futures contracts, that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 2 of the fair value hierarchy.

Various inputs are used in determining the value of each Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s net assets as of June 30, 2010:

JIC Institutional Bond Fund I	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$30,924,239	$	---	$30,924,239
U.S. Agency Obligations		---	12,034,261		---	12,034,261
U.S. Treasury Obligations		---	7,101,133		---	7,101,133
Municipal Bonds		---	701,652		---	701,652
Sovereign Bonds		---	1,512,815		---	1,512,815
Money Market Fund		5,617,204	---		---	5,617,204
Total		$5,617,204	$52,274,100	$	---	$57,891,304

17

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

JIC Institutional Bond Fund II	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$27,286,781	$	---	$27,286,781
U.S. Agency Obligations		---	14,705,861		---	14,705,861
U.S. Agency Obligations		---	6,667,151		---	6,667,151
Municipal Bonds		---	3,297,833		---	3,297,833
Sovereign Bonds		---	1,120,387		---	1,120,387
Money Market Fund		6,695,465	---		---	6,695,465
Total		$6,695,465	$53,078,013	$	---	$59,773,478

JIC Institutional Bond Fund III	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$29,327,699	$	---	$29,327,699
U.S. Agency Obligations		---	15,674,008		---	15,674,008
U.S. Agency Obligations		---	5,904,733		---	5,904,733
Municipal Bonds		---	3,747,487		---	3,747,487
Money Market Fund		2,665,029	---		---	2,665,029
Total		$2,665,029	$54,653,927	$	---	$57,318,956

Enhanced Return Fund	Level 1		Level 2	Level 3		Totals
Corporate Bonds*	$	---	$23,214,387	$	---	$23,214,387
U.S. Agency Obligations		---	6,932,523		---	6,932,523
U.S. Treasury Obligations		---	4,497,731		---	4,497,731
Municipal Bonds		---	389,458		---	389,458
Money Market Fund		5,440,679	---		---	5,440,679
Sub-Total		$5,440,679	$35,034,099	$	---	$40,474,778
Other Financial Instruments**		---	(3,167,710)		---	(3,167,710)
Total		$5,440,679	$31,866,389	$	---	$37,307,068

*See Schedule of Investments for industry classification.
**Other financial instruments are futures contracts not reflected in the Portfolio of Investments, which are valued at the unrealized depreciation on the contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value.  Therefore, no reconciliation of Level 3 securities is included for this reporting period.  As of and during the six month period ended June 30, 2010, no securities were transferred into or out of Level 1 or Level 2.

3)  Summary of Significant Accounting Policies:

Financial Futures Contracts:
The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation.  The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December).  The contracts are held until it is time to roll into the next contracts.  The average daily notional value for the six month period ended June 30, 2010 was $43,306,475.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain loss on futures contracts is reported separately within the Statement of Operations.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date.  A gain or loss is realized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold.  Realized gains/(losses) on futures contracts are reported separately within the Statement of Operations.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Balance of Net Due to Broker as of June 30, 2010:
Net variation margin payable on futures contracts as of June 30, 2010:	$333,645
Net Due to Broker:	$333,645

As of June 30, 2010, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

18

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the period ended June 30, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Subsequent Events:
Management has evaluated subsequent events through the date the financial statements were issued.

4) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the six month period ended June 30, 2010 as indicated below.   The Adviser has agreed to waive a part of the management fee for the JIC Institutional Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.29%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2011.  Also, the Adviser has agreed to waive a part of the management fee for the Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2011.

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.01%	0.29%	$81,237	$2,802
JIC Institutional Bond Fund II	0.30%	0.01%	0.29%	$80,942	$2,792
JIC Institutional Bond Fund III	0.30%	0.01%	0.29%	$77,609	$2,677
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$76,038	$141,213

At June 30, 2010, management fees payable amounted to $13,625, $13,673, $13,162 and $12,245 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the Trustees as a group was $18,000 for the six month period ended June 30, 2010, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2010, Covie and Company owned in aggregate 100% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.  At June 30, 2010, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 74.14% of the Enhanced Return Fund, and the R. C. Archdiocese of Indianapolis owned in aggregate 25.86% of the Enhanced Return Fund.

19

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

6) Purchases and Sales of Securities:

For the six month period ended June 30, 2010, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$8,465,372	$10,603,397	$2,789,605	$1,750,000
JIC Institutional Bond Fund II	6,970,027	8,042,130	0	330,449
JIC Institutional Bond Fund III	8,609,520	6,830,019	1,342,791	0
Johnson Enhanced Return Fund	3,386,830	5,458,237	1,498,399	2,998,350

7)  Share Transactions:
As of June 30, 2010, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value  determined following receipt of a shareholder's written or telephone request in proper form.

Share Transactions for the Year January 1 – June 30, 2010:

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Shares Sold to Investors	430,259	364,226	316,069	919,029
Shares Issued on Reinvestment of Dividends	0	0	0	54,194
Subtotal	430,259	364,226	316,069	973,223
Shares Redeemed	(221,189)	(198,898)	(174,266)	(919,245)
Net Increase/Decrease During Period	209,070	165,328	141,803	53,978
Shares Outstanding:
January 1, 2009 (Beginning of Period)	3,594,703	3,478,472	3,336,593	3,673,265
December 31, 2009 (End of Period)	3,803,773	3,643,800	3,478,396	3,727,243

8)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on June 30, 2010 was the same as identified cost for the JIC Institutional Bond Funds.  The difference between book and tax for the Enhanced Return Fund is attributable to the deferral of losses on wash sales.  As of June 30, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$55,951,105	$1,945,961	$(5,761)	$1,940,200
JIC Institutional Bond Fund II	$56,499,653	$3,273,825	$0	$3,273,825
JIC Institutional Bond Fund III	$53,072,499	$4,246,457	$0	$4,246,457
Johnson Enhanced Return Fund	$39,518,534	$965,894	$(9,650)	$956,244

9)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)  Net Investment Income and Net Realized Capital Losses:

As of December 31, 2009, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($599,746) expiring in 2010, ($18,453) expiring in 2011, ($9,554) expiring in 2012, ($88,244) expiring in 2013, ($16,113) expiring in 2014 and ($62,197) expiring in 2015.  During the year ended December 31, 2009, the JIC Institutional Bond Fund I utilized prior year capital loss carryovers in the amount of $196,245.  To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

20

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

During the year ended December 31, 2009, the JIC Institutional Bond Fund II utilized prior year capital loss carryovers in the amount of $256,042.

As of December 31, 2009, the Johnson Enhanced Return Fund had accumulated net realized capital loss carryovers of ($16,393,704) expiring in 2016. During the year ended December 31, 2009, the Johnson Enhanced Return Fund utilized prior year capital loss carryovers in the amount of $7,390,693.  To the extent that the Johnson Enhanced Return Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

11) Distributions to Shareholders:

JIC Institutional Bond Fund I
The tax character of distributions paid is as follows:	2010	2009
Distributions paid from:
Ordinary Income	$991,633	$2,054,272
Total distributions paid	$991,633	$2,054,272

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$26,020
Capital Loss Carryforward	(794,307)
Unrealized Appreciation	1,679,727
Total distributable earnings on a tax basis	$911,440

JIC Institutional Bond Fund II
The tax character of distributions paid is as follows:	2010	2009
Distributions paid from:
Ordinary Income	$1,170,162	$2,310,669
Net Realized Long-Term Capital Gain	0	511,652
Total distributions paid	$1,170,162	$2,822,321

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$16,195
Unrealized Appreciation	2,159,397
Total distributable earnings on a tax basis	$2,175,592

JIC Institutional Bond Fund III
The tax character of distributions paid is as follows:	2010	2009
Distributions paid from:
Ordinary Income	$1,195,000	$2,337,573
Net Realized Long-Term Capital Gain	0	803,680
Net Realized Short-Term Capital Gain	0	57,579
Total distributions paid	$1,195,000	$3,198,832

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$107,677
Undistributed Long-Term Capital Gain	74
Unrealized Appreciation	2,152,162
Total distributable earnings on a tax basis	$2,259,913

Johnson Enhanced Return Fund
The tax character of distributions paid is as follows:	2010	2009
Distributions paid from:
Ordinary Income	$626,856	$1,134,177
Total distributions paid	$626,856	$1,134,177

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$16,703
Capital Loss Carryforward	(16,3393,704)
Unrealized Appreciation	802,322
Total distributable earnings on a tax basis	$(15,574,679)

21

NOTES TO THE FINANCIAL STATEMENTS	UNAUDITED

On July 28, 2010, the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid monthly income distributions of $0.041, $0.053 and $0.059, respectively to shareholders of record on July 27, 2010.

22

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2009 and held through June 30, 2010.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Actual	$1,000.00	$1,024,66	$1.48
Hypothetical	$1,000.00	$1,023.36	$1.45

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Actual	$1,000.00	$1,049.76	$1.50
Hypothetical	$1,000.00	$1,023.36	$1.45

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Actual	$1,000.00	$1,065,46	$1.51
Hypothetical	$1,000.00	$1,023.36	$1.45

JIC Institutional Bond Fund I	Beginning Account Value December 31, 2009	Ending Account Value June 30, 2010	Expenses Paid During Period* January 1, 2010 – June 30, 2010
Actual	$1,000.00	$950.95	$1.72
Hypothetical	$1,000.00	$1,023.06	$1.76
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.29%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

23

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

24

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (68) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
INDEPENDENT TRUSTEES
Ronald H. McSwain (67) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (81) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (68) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (44) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Controller of MSA Inc. since 2006; Audit Manager of Grear & Company from 2001 to 2005	14	None
OFFICERS
Dale H. Coates (51) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (46) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (44) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (38) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006, Broker/Dealer Manager of Equity Analysts, Inc. from January 2002 to October 2005	NA	NA

25

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc. 3777 West Fork Road Cincinnati, Ohio 45247 (513) 661-3100 (800) 541-0170

Custodian
PNC Bank 4100 W. 150th Street Cleveland, Ohio 44135

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145-1524

Legal Counsel
Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of August 24, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson
Timothy E. Johnson, President
Date September 7, 2010

By: /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date September 7, 2010

* Print the name and title of each signing officer under his or her signature.